                                                                    EXHIBIT 10.1

--------------------------------------------------------------------------------



                              USS HOLDINGS, INC.





              ---------------------------------------------------

                            STOCKHOLDERS AGREEMENT

              ---------------------------------------------------






                         Dated as of February 9, 1996



--------------------------------------------------------------------------------

                                         STOCKHOLDERS AGREEMENT dated as of
                                    February 9, 1996, among USS HOLDINGS, INC., a Delaware corporation (the "Corporation"), and the stockholders of' the Corporation listed on Schedule 1 (each, a "Stockholder" and collectively the "Stockholders").

          Each Stockholder owns that number of Securities (as hereinafter defined) set forth opposite such Stockholder's name on Schedule 1 hereto. It is deemed to be in the best interest of the Corporation and the Stockholders that provision be made for the continuity and stability of the business and policies of the Corporation, and, to that end, the Corporation and the Stockholders hereby set forth their agreement with respect to the Securities owned by them.

          ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

          1.   Definitions; Rules of Construction.
               ----------------------------------

          (a) Capitalized terms used in this Agreement have the meanings ascribed to them below:

          "Accounting Period" has the meaning ascribed to it in Section 3(a)(i).
           -----------------

          "Acquisition" means USS Acquisition, Inc., a Delaware corporation, and
           -----------
any successors thereto (including U.S. Silica after the Merger).

          "Actual EBITDA" shall be calculated at the end of each Accounting
           -------------
Period of the Corporation, beginning with the Accounting Period ending
February 28, 1998, and shall mean the EBITDA of the Corporation for the twelve-month period ended on the last day of such Accounting Period.

          "Additional Institutional Director" shall have the meaning ascribed to
           ---------------------------------
it in Section 2(b).

          "Additional Retiring Purchase" has the meaning ascribed to it in
           ----------------------------
Section 14(a).

          "Adjusted Proportionate Percentage" shall mean, with respect to any
           ---------------------------------
Stockholder, the Proportionate Percentage of such Stockholder, calculated as if the Retiring Shares were not issued and outstanding at the time of calculation.

          "Affiliate" means (i) with respect to any individual, (A) a spouse or
           ---------
descendant of such individual and (B) any trust or family partnership whose primary beneficiary shall be such individual and/or such individual's spouse and/or any Person related by blood or adoption to such individual or such individual's spouse, (ii) with respect to any Person which is not an individual, any other Person that, directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person and/or one or more Affiliates thereof, and, without limiting the generality of the
                                ---
foregoing, with respect to CMCC
includes (x) the ultimate parent corporation of CMCC, upon the completion of the merger of Chemical Banking Corporation and Chase Manhattan Corporation, and all the Affiliates of the aforementioned ultimate parent and (y) a corporation, a general partnership, a limited partnership or limited liability corporation, in which all the beneficial interests of any of the foregoing entities is owned directly or indirectly by one or more present or former employees or executives of CMCC or their respective Affiliates.

          "Approved Sale" has the meaning ascribed to it in Section 13.
           -------------

          "Board" means the Board of Directors of the Corporation.
           -----

          "Bylaws" means the Bylaws of the Corporation as amended from time to
           ------
time.

          "Budgeted EBITDA" shall mean, for the twelve-month period ending on
           ---------------
the last day of each Accounting Period, beginning with the Accounting Period ending February 28, 1998, the EBITDA set forth opposite such Accounting Period on Schedule 2.

          "Cause" shall mean the commission by a Promoter Stockholder of a
           -----
felony or other crime involving moral turpitude, or the commission by a Promoter Stockholder of any other act which is a breach of his fiduciary duty of loyalty to his employer or the repeated failure of a Promoter Stockholder to otherwise perform his duties to his employer as determined in good faith by such employer's Board of Directors.

          "Certificate" means the Amended and Restated Certificate of
           -----------
Incorporation of the Corporation as filed with the Secretary of State of Delaware on February 9, 1996, as supplemented by all Certificates of Designations filed through the date hereof, copies of which are attached as
Schedule 3, as the same may hereafter be amended, modified, supplemented and restated from time to time.

          "Class A Restricted Shares" means, collectively, the DGHA Restricted
           -------------------------
Shares and the Manager Restricted Shares.

          "CMCC" means Chase Manhattan Capital Corporation, a New York
           ----
corporation.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Common Stock" means the Class A Common Stock, $. 01 par value, of the
           ------------
Corporation, and the Class B Common Stock, $0.01 par value, of the Corporation.

          "Common Equivalents" means, at any point in time, (i) as to any
           ------------------
Stockholder, the number of shares of Common Stock held by such Stockholder at such time, plus the number of shares of Common Stock which are issuable (at such time or thereafter) upon the exercise or conversion of any option, warrant or convertible security held at such time by such Stockholder and (ii) as to all Stockholders, collectively, the aggregate number of shares of Common Stock outstanding at such time plus the aggregate number of shares of Common Stock issuable (at such time or thereafter) upon the exercise or conversion of all outstanding options, warrants and convertible securities.

          "Company" means, collectively, the Corporation and its Subsidiaries
           -------
and, individually, the Corporation and each Subsidiary of the Corporation.

          "Compensation Committee" shall mean the Compensation Committee of the
           ----------------------
Board, as constituted from time to time in accordance with Section 2(c).

          "Competitor" means any Person who directly or indirectly, owns,
           ----------
manages, operates, joins, controls or participates in the ownership, management, operation or control of, or is connected as a director, officer, employee, partner, consultant or otherwise with, any profit or non-profit business or organization in any part of the United States or any other jurisdiction in which the Company sells products or provides services, which, directly or indirectly, Competes (as hereinafter defined) with the Company. A profit or non-profit business or organization shall be deemed to "Compete" with the Company if such business or organization (i) competes with the business of the Company as it is conducted as of the date hereof or at any time while this Agreement is in effect, or (ii) engages in the development, production or sale of products, or the rendering of services, which are the same as, similar to or competitive with, the products or services being developed, provided, sold or rendered by the Company as of the date hereof or at any time while this Agreement is in effect.

          "Control" means the possession, directly or indirectly, of the power,
           -------
by stock ownership, contract right, proxy or otherwise, to direct the management and policies of a Person.

          "Corporation" has the meaning ascribed to it in the Preamble.
           -----------

          "Credit Agreement" means the Credit Agreement dated as of February 9,
           ----------------
1996, as amended from time to time, among Acquisition and the lenders named therein.

          "Credit Event" means (i) the existence of an event of default under
           ------------
any Debt Document, or (ii) the existence of a default, which is not waived or cured within any applicable grace period provided for therein, under any other document or agreement to which any Company is a party or an obligor, which evidences indebtedness of any Company individually or in the aggregate of more than $1,000,000.

          "Debt Documents" shall mean the Credit Agreement and the Note Purchase
           --------------
Agreement, the documents attached as exhibits thereto and any other loan agreement pursuant to which the debt under such agreements is refinanced in whole or in part.

          "Deferral Date" has the meaning ascribed to it in Section 14(f ).
           -------------

          "Deferral Election" has the meaning ascribed to it in Section 14(f ).
           -----------------

          "DGHA" shall mean D. George Harris & Associates, Inc.
           ----

          "DGHA Fee Letter" means the letter agreement dated the date hereof
           ---------------
among the Corporation, certain Subsidiaries thereof and DGHA, as amended from time to time.

          "DGHA Original Shares" shall mean the 100,000 shares of Series B
           --------------------
Preferred Stock issued to certain of the Promoter Stockholders pursuant to the Subscription Agreement.

          "DGHA Repurchase Agreement" means the DGHA Repurchase Agreement dated
           -------------------------
the date hereof, among the Corporation and the DGHA Stockholders named therein.

          "DGHA Restricted Shares" means the 276,814 (as adjusted pursuant to
           ----------------------
Section 7(d) and as further adjusted to reflect any stock splits, stock dividends, reverse stock splits or reclassifications of the Class A Common Stock) shares of Class A Common Stock issued or issuable to the DGHA Stockholders party to the DGHA Repurchase Agreement (and any Securities issued in respect thereof), which shares are subject to repurchase by the Corporation upon an IRR Event pursuant to the DGHA Repurchase Agreement, for so long as such shares of Class A Common Stock are subject to the DGHA Repurchase Agreement.

          "DGHA Stockholders" shall mean any Person listed on the Schedule of
           -----------------
DGHA Stockholders attached hereto as Schedule 4 and any other employee of DGHA or an Affiliate of DGHA who is designated as such by the Chairman of DGHA.

          "EBITDA" has the meaning, for any period, ascribed to such term in the
           ------
Credit Agreement.

          "EBITDA Event" shall mean and occur if, at the end of any Accounting
           ------------
Period commencing with the twelve-month period ending February 28, 1998, the Actual EBITDA for the twelve-month period ending on the last day of such Accounting Period is less than 75% of the Budgeted EBITDA for the twelve-month period ending on the last day of the corresponding Accounting Period.

          "Eligible Stockholders" has the meaning ascribed to it in
           ---------------------
Section 14(a).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of
           ---------------
ERISA is a member of the controlled group of any Obligor, or under common control with any Obligor, within the meaning of Section 414 of the Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event,
           -----------
within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event (or the penalty for failure to provide such notice) has been waived by the PBGC; or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10),
(11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Obligor or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Obligor or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of

ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could reasonably be expected to constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Excess Attributable to the First Priority Additional Retiring
           -------------------------------------------------------------
Purchases" shall mean the lesser of (x) the number of Remaining Retiring Shares
---------
to be purchased in the aggregate by the First Priority Eligible Stockholders pursuant to their Additional Retiring Purchases and (y) the excess Remaining Retiring Shares remaining after the Second Retirement Reduction.

          "Excess Attributable to the Second Priority Additional Retiring
           --------------------------------------------------------------
Purchases" shall mean the lesser of (x) the number of Remaining Retiring Shares
---------
to be purchased in the aggregate by the Second Priority Eligible Stockholders pursuant to their Additional Retiring Purchases and (y) the excess Remaining Retiring Shares remaining prior to the First Retirement Reduction.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar federal law then in force.

          "Exclusive Period" has the meaning ascribed to it in Section 15.
           ----------------

          "Exempt Issuance" shall mean (i) the issuance of shares of Class A
           ---------------
Common Stock or Class B Common Stock upon the conversion of shares of Series B Preferred Stock and the issuance of shares of Class A Common Stock upon the conversion of shares of Class B Common Stock, (ii) the issuance of Securities to a DGHA Stockholder pursuant to Section 3 of the DGHA Repurchase Agreement and
Section 7(b), (iii) the issuance of Securities to a Manager Stockholder pursuant to Section 3 of the Manager Repurchase Agreement and Section 7(a), (iv) the issuance of Securities to a Manager Stockholder pursuant to Section 7(c), (v) the issuance of the Warrants pursuant to the Warrant Issuance Agreement and the issuance of Securities pursuant to the exercise of the Warrants, (vi) the issuance of Securities, or any securities convertible into or exercisable for Securities, pursuant to a Public Offering and (vii) the issuance of Securities to a DGHA Stockholder or a Manager Stockholder after repurchase by the Corporation pursuant to the DGHA Repurchase Agreement, the Manager Repurchase Agreement or pursuant to Section 14, of an equivalent or greater number of Securities from one or more DGHA Stockholders, Manager Stockholders or HCG/HSC Stockholders.

          "Fair Value" has the meaning ascribed to it in Section 15(a).
           ----------

          "First Priority Eligible Stockholders" shall mean (i) with respect to
           ------------------------------------
any Transfer to be made by a DGHA Stockholder, the other DGHA Stockholders, (ii) with respect to any Transfer to be made by a Manager Stockholder, the other Manager Stockholders and (iii) with respect to any Transfer to be made by an HCG/HSC Stockholder, the other HCG/HSC Stockholders.

          "First Refusal Amount" has the meaning ascribed to it in Section 5(a).
           --------------------

          "First Refusal Securities" has the meaning ascribed to it in
           ------------------------
Section 5(a).

          "GAAP" means United States generally accepted accounting principles,
           ----
consistently applied.

          "HCG" shall mean Harris Chemical Group, Inc.
           ---

          "HCG/HSC Stockholder" shall mean any Person listed on the Schedule of
           -------------------
HCG/HSC Stockholders attached hereto as Schedule 5 and any other full-time employee of HCG or HSC or any Subsidiary thereof who is designated as such by the Chairman of HCG or HSC, as the case may be, but specifically excluding the DGHA Stockholders.

          "HSC" shall mean Harris Specialty Chemicals, Inc.
           ---

          "Harris Securities" shall mean at the time in question the Securities
           -----------------
(excluding the Securities comprising the Class A Restricted Shares) owned by the Promoter Stockholders.

          "Individual Investor Put Shares" has the meaning ascribed to it in
           ------------------------------
Section 14(c).

          "Initial Institutional Director" shall have the meaning ascribed to it
           ------------------------------
in Section 2(a)(iii).

          "Initial Public Offering" means the initial Public offering of equity
           -----------------------
securities of the Corporation.

          "Initial Retiring Purchase" has the meaning ascribed to it in
           -------------------------
Section 14(a).

          "Institutional Directors" has the meaning ascribed to it in
           -----------------------
Section 2(b).

          "Institutional Securities" means all Securities owned by the
           ------------------------
Institutional Stockholders.

          "Institutional Stockholders" means any Person listed on the Schedule
           --------------------------
of Institutional Stockholders attached hereto as Schedule 6 and any successor to, or Permitted Transferee (excluding any transferee who purchases Institutional Securities pursuant to Section 6) of, any such Person who or which agrees in writing to be treated as an Institutional Stockholder hereunder and to be bound by the terms and comply with all applicable provisions hereof.

          "IRR Event" means the occurrence of any of the following:
           ---------

          (i) the sale of all or substantially all of the assets of the Corporation and its Subsidiaries (in each case after assumption of all the liabilities of the Corporation or the Subsidiary), on a consolidated basis;

          (ii)  the sale of all or substantially all of the Securities;

          (iii) a merger of the Corporation or any Subsidiary, provided that the merger comprises all or substantially all of the assets of the Corporation and its Subsidiaries, with another Person if the stockholders of the Corporation immediately prior to such merger do not own more than 80% of the corporation surviving such merger;

          (iv) the consummation of a Qualified Public Offering; or

          (v)  a sale made pursuant to Section 15.

          "Majority of the Institutional Stockholders" means those Institutional
           ------------------------------------------
Stockholders who at the time in question hold a majority of the Common Equivalents then held by all Institutional Stockholders.

          "Majority of the DGHA Stockholders" means those DGHA Stockholders who
           ---------------------------------
at the time in question hold a majority of the Common Equivalents then held by all DGHA Stockholders.

          "Management Services Agreement" means the Management Services
           -----------------------------
Agreement dated as of the date hereof among the Corporation, certain subsidiaries thereof and DGHA, as amended or modified from time to time.

          "Manager Repurchase Agreement" means the Manager Repurchase Agreement,
           ----------------------------
attached hereto and forming Schedule 7, to be entered into among the Corporation and each Manager Stockholder who purchases Manager Restricted Shares.

          "Manager Restricted Shares" means the 138,411 (as adjusted pursuant to
           -------------------------
Section 7(d) and as further adjusted to reflect any stock splits, stock dividends, reverse stock splits or reclassifications of the Class A Common Stock) shares of Class A Common Stock issued or issuable to the Manager Stockholders party to the Manager Repurchase Agreement (and any Securities issued in respect thereof), which shares are subject to repurchase by the Corporation upon an IRR Event pursuant to the Manager Repurchase Agreement, for so long as such shares of Class A Common Stock are subject to the Manager Repurchase Agreement.

          "Manager Stockholder" shall mean any Person listed on the Schedule of
           -------------------
Manager Stockholders attached hereto as Schedule 8 and any Stockholder who purchases Securities who is a full-time employee of the Corporation or of any Subsidiary and is designated as such by the Board, but specifically excluding the DGHA Stockholders.

          "Manager Shares" shall have the meaning ascribed to it in
           --------------
Section 7(c).

          "Merger" means the consummation of the merger between Acquisition and
           ------
U.S. Silica, with U.S. Silica as the surviving corporation.

          "Multiple Employer Plan" means a single employer plan, as defined in
           ----------------------
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Obligor or any ERISA Affiliate and at least one Person other than the Obligors and the ERISA Affiliates or (b) was so maintained and in respect of which any Obligor or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Note Purchase Agreement" means the Note Purchase Agreement dated as
           -----------------------
of February 9, 1996, as amended from time to time, among Acquisition and the lenders named therein.

          "Notice Date" has the meaning ascribed to it in Section 14(b).
           -----------

          "Notice of Offer" has the meaning ascribed to it in Section 11(a).
           ---------------

          "Obligor" means Acquisition and U.S. Silica.
           -------

          "Offer" has the meaning ascribed to it in Section 11(a).
           -----

          "Offeree" has the meaning ascribed to it in Section 11(a).
           -------

          "Offeror" shall have the meaning ascribed to it in Section 11(a).
           -------

          "Officer's Report" has the meaning ascribed to it in Section 3(a)(ii).
           ----------------

          "Option" has the meaning ascribed to it in Section 6(a)(i).
           ------

          "Option Notice" has the meaning ascribed to it in Section 6(a)(iv).
           -------------

          "Option Term" has the meaning ascribed to it in Section 6(a)(ii).
           -----------

          "Original Per Unit Cost" shall mean $27.78 (subject to adjustments for
           ----------------------
stock splits, stock dividends, stock combinations, stock subdivisions and the like with respect to the Units).

          "Other Stockholders" has the meaning ascribed to it in Section 12(a).
           ------------------

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Transferees" has the meaning ascribed to such term in
           ---------------------
Section 8(d).

          "Person" shall be construed broadly and shall include an individual, a
           ------
partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Preferred Stock" means (i) the Series A Preferred Stock, the Series B
           ---------------
Preferred Stock and the Seller Preferred Stock and (ii) any shares of any series of Preferred Stock of the Corporation issued to the Stockholders on or after the date hereof.

          "Primary Retirement Notice" has the meaning ascribed to it in
           -------------------------
Section 14(a).

          "Promoter Stockholders" means, collectively, the DGHA Stockholders,
           ---------------------
the Manager Stockholders and the HCG/HSC Stockholders.

          "Proportionate Percentage" means, with respect to a Stockholder, a
           ------------------------
fraction (expressed as a percentage) the numerator of which is the number of Common Equivalents held by such Stockholder and the denominator of which is (i) in a situation where the Proportionate Percentage is being calculated with respect to all Stockholders, the total number of Common Equivalents outstanding at the time in question and (ii) in a situation where the Proportionate Percentage is being calculated with respect to a group of Stockholders, the total number of Common Equivalents held by the members of such group.

          "Public Offering" means the closing of a public offering of Common
           ---------------
Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with an employee benefit plan.

          "Public Sale" means any sale, occurring simultaneously with or after a
           -----------
Public Offering, of Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.

          "Qualified Public Offering" means the sale by the Corporation and/or
           -------------------------
one or more stockholders of the Corporation in an underwritten Public Offering registered under the Securities Act of Common Stock which results in aggregate net cash proceeds (net of underwriters' discounts and commissions and estimated offering expenses) to the Corporation and/or any selling stockholders of not less than $30 million.

          "Reference Date" has the meaning ascribed to it in Section 7(c).
           --------------

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement dated as of February 9, 1996, as amended from time to time, among the Corporation and the parties named therein.

          "Regulatory Problem" means (i) any set of facts or circumstance
           ------------------
wherein it has been asserted by any governmental regulatory agency, or a Stockholder believes based on advice of counsel that there is a substantial risk of such assertion, that such Stockholder is not legally permitted to hold, or exercise any significant right with respect to, the securities (including any Securities or debt securities) of the Corporation which it holds or (ii) a Voting Regulatory Problem.

          "Remaining Retiring Shares" has the meaning ascribed to it in
           -------------------------
Section 14(a).

          "Requisite Stockholders" means a Majority of the Institutional
           ----------------------
Stockholders and a Majority of the DGHA Stockholders; provided, however, that if the Majority of the Institutional Stockholders have designated the Additional Institutional Directors pursuant to Section 2(b) hereof, "Requisite
                                                          ---------
Stockholders" means, solely for purposes of Section 4(a) (other than subsection
------------
4(a)(vii) and subsection 4(a)(xi) only with respect to any transactions between the Corporation or any of its Subsidiaries and any Institutional Stockholder),
Section 4(b) and Section 13, a Majority of the Institutional Stockholders.

          "Requisite Stockholder Approval" is the approval of the terms and
           ------------------------------
vesting of the Class A Restricted Shares, by vote or written consent in lieu thereof, of the holders of more than 75% of the voting power of all outstanding stock of the Corporation entitled to vote as of the consummation of an IRR Event. There shall be excluded, for purposes of the preceding calculation, stock of the Corporation that would not be counted as outstanding stock under Code Section 280G(b)(5) or applicable Treasury Regulations thereunder (whether proposed, temporary or final).

          "Restricted Securities" means, at any point in time, any Securities
           ---------------------
which have not theretofore been transferred in a Public Sale.

          "Retiring Participation Shares" has the meaning ascribed to it in
           -----------------------------
Section 14(a).

          "Retiring Shares" has the meaning ascribed to it in Section 14(a).
           ---------------

          "Retiring Stockholder" has the meaning ascribed to it in
           --------------------
Section 14(a).

          "Rule 144" means Rule 144 promulgated by the Securities and Exchange
           --------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Sale of the Company" has the meaning ascribed to it in Section 13(a).
           -------------------

          "Sale Notice" has the meaning ascribed to it in Section 13(a).
           -----------

          "Secondary Retirement Notice" has the meaning ascribed to it in
           ---------------------------
Section 14(a).

          "Second Priority Eligible Stockholders" of shall mean (i) with respect
           -------------------------------------
to any Transfer to be made by a DGHA Stockholder, the Stockholders other than the DGHA Stockholders, (ii) with respect to any Transfer to be made by a Manager Stockholder, the Stockholders other than the Manager Stockholders, and (iii) with respect to any Transfer to be made by an HCG/HSC Stockholder, the Stockholders other than the HCG/HSC Stockholders.

          "Second Retirement Notice" has the meaning ascribed to it in
           ------------------------
Section 14(b).

          "Section 12 Acceptance" shall have the meaning ascribed to it in
           ---------------------
Section 12(a).

          "Section 12 Notice" shall have the meaning ascribed to it in
           -----------------
Section 12(a).

          "Section 12 Offer" shall have the meaning ascribed to it in
           ----------------
Section 12(a).

          "Section 12 Offeree" shall have the meaning ascribed to it in
           ------------------
Section 12(a).

          "Section 12 Offeror" shall have the meaning ascribed to it in
           ------------------
Section 12(a).

          "Securities" means the Common Stock, the Preferred Stock, and any and
           ----------
all other Common Stock, Preferred Stock or other capital stock or equity securities (including the Warrants and other derivative securities therefor) of the Corporation.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Seller Preferred Stock" means the Series C Preferred Stock, $.01 par
           ----------------------
value, of the Corporation issued to U.S. Borax Inc. upon the closing of the Stock Purchase Agreement.

          "Series A Preferred Stock" means the Series A Preferred Stock, $.01
           ------------------------
par value, of the Corporation.

          "Series B Preferred Stock" means the Series B Preferred Stock, $0.01
           ------------------------
par value, of the Corporation.

          "Single Employer Plan" means a single employer plan, as defined in
           --------------------
Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Obligor or any ERISA Affiliate and no Person other than the Obligors and the ERISA Affiliates or (b) was so maintained, and in respect of which any Obligor or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Stock Purchase Agreement" means the Stock Purchase Agreement between
           ------------------------
U.S. Borax Inc. and the Corporation dated October 23, 1995, as amended or modified from time to time.

          "Stock Purchase Loan Note" shall mean the Secured Promissory Note
           ------------------------
substantially in the form of Schedule 9 attached hereto.

          "Subscription Agreement" shall mean the Stock Subscription and
           ----------------------
Exchange Agreement dated the date hereof, among the Corporation and the Stockholders which are parties thereto.

          "Subsidiary" means with respect to any Person, any corporation or
           ----------
other entity of which the shares of stock having a majority of the general voting power in electing the board of directors of such corporation or other entity are, at the time as of which any determination is being made, owned by such Person either directly or indirectly through Subsidiaries.

          "Tax Sharing Agreement" means the Tax Sharing Agreement dated as of
           ---------------------
February 9, 1996 between the Corporation and the parties named therein.

          "Termination Event" has the meaning ascribed to it in Section 14(d).
           -----------------

          "Transfer" shall be construed broadly and shall include any transfer
           --------
(whether voluntary, involuntary or by operation of law) of securities or any interest therein, including without limitation, by way of issuance, sale, participation, pledge, gift, bequeath, intestate transfer, distribution, liquidation, merger or consolidation.

          "Transfer Date" has the meaning ascribed to it in Section 14(e).
           -------------

          "Trigger Event" shall mean (a) the existence of a Credit Event or the
           -------------
occurrence of an EBITDA Event, (b) the termination of the Exclusive Period or
(c) both of Mr. D. George

Harris and Mr. Anthony J. Petrocelli shall have ceased to serve on the Board due to death, disability or resignation.

          "Unit" means 1 share of Series A Preferred Stock and 2 shares of
           ----
Series B Preferred Stock.

          "Unit Price" has the meaning ascribed to it in Section 6(a)(iii).
           ----------

          "U.S. Silica" means U.S. Silica Company, a Delaware corporation.
           -----------

          "Valuation Price per Share" means, with respect to any Security, the
           -------------------------
amount distributable to such Security, if the Company is sold at Fair Value and the proceeds are distributed by the Corporation in complete liquidation pursuant to the rights and preferences set forth in the Certificate immediately prior to the Notice Date.

          "Voting Regulation Problem" shall exist when a Person and such
           -------------------------
Person's Affiliates would own, control or have power over a greater quantity of securities (including any Securities or debt securities) of any kind issued by the Corporation or any successor than are permitted under any requirement of any governmental authority having jurisdiction over such Person.

          "Voting Securities" means the Class A Common Stock, the Series B
           -----------------
Preferred Stock (from and after a Trigger Event in accordance with the terms of the Certificate) and any other Securities of the Corporation which shall at the time in question be entitled to vote on each matter as to which stockholders of the Corporation are entitled to vote.

          "Warrants" means the warrants to purchase shares of Series A Preferred
           --------
Stock and Series B Preferred Stock granted from time to time pursuant to the Warrant Issuance Agreement.

          "Warrant Issuance Agreement" means a Warrant Issuance Agreement or
           --------------------------
similar document to be entered into by the Corporation and the Persons who shall, from time to time, purchase Warrants.

          "Withdrawal Liability" has the meaning assigned to such term in Part I
           --------------------
of Subtitle E of Title IV of ERISA.

     (b) The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended or supplemented, and not to any particular subparagraph or clause contained in this Agreement. All references to schedules and exhibits mean the schedules and exhibits attached to this Agreement.

     (c) Unless otherwise expressly set forth herein, whenever the term "best efforts" is used, such efforts shall not include any obligation to incur substantial expenses or liabilities.

     (d) The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms or provisions of this Agreement.

     (e) The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

     (f) Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

     2.   Board of Directors; Adjustment EBITDA Targets.
          ---------------------------------------------

          (a)  Election of Directors Generally. Each Stockholder shall from
               -------------------------------
time to time take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause the Corporation to be managed at all times by a Board, consisting of seven members to be designated as follows:

          (i) for so long as D. George Harris and his Affiliates own 50% or more of the Securities (other than DGHA Restricted Shares) held by them on the date hereof, two directors shall be designated by D. George Harris, one of which designated directors shall be D. George Harris (each a "George Harris Director" and together the "George Harris Directors");

          (ii) for so long as Anthony J. Petrocelli and his Affiliates own 50% or more of the Securities (other than the DGHA Restricted Shares) held by them on the date hereof, two directors shall be designated by Anthony J. Petrocelli, one of which designated directors shall be Anthony J. Petrocelli (each a "Petrocelli Director" and together the "Petrocelli Directors");

          (iii) three directors shall be designated by a Majority of the Institutional Stockholders (each an "Initial Institutional Director" and together the "Initial Institutional Directors");

          (iv) for so long as D. George Harris shall be elected as a director he shall also be elected as the Chairman of the Board and Chief Executive Officer of the Corporation, and for so long as Anthony J. Petrocelli shall be elected as a director he shall also be elected as the Vice-Chairman of the Board;

          Notwithstanding the forgoing, in the event of a Termination Event with respect to D. George Harris or Anthony J. Petrocelli, the DGHA Stockholder with respect to which such Termination Event has occurred shall not be entitled to designate any directors and the Harris Directors or the Petrocelli Directors, as applicable, shall thereafter be designated by the Majority of the DGHA Stockholders.

          (b)  Election of Additional Institutional Directors. In addition to
               ----------------------------------------------
the directors designated pursuant to Section 2(a), upon the occurrence of a Trigger Event, the Majority of the Institutional Stockholders shall have the right to designate two additional directors (each an "Additional Institutional Director" and together the "Additional Institutional Directors") so as to cause the directors designated by the Institutional Stockholders to constitute a majority of the directors on the Board; provided, however, that such right
                                        --------  -------
shall be exercisable by the Majority of the Institutional Stockholders only upon the delivery to the Corporation, during the continuance of the Trigger Event, of a written notice by a representative of the Majority of the Institutional Stockholders of their desire to designate the Additional Institutional Directors. The Initial Institutional Directors and the Additional Institutional Directors are referred to herein collectively as the "Institutional Directors" and each, individually, an "Institutional Director". Each Stockholder shall, at such times as the Majority of the Institutional Stockholders are entitled to designate the Additional Institutional Directors and upon written notice from the Corporation or take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause the Additional Institutional Directors to be elected to the Board.

          (c)  Compensation Committee. Each Stockholder shall from time to
               ----------------------
time take such action, in his capacity as a stockholder of the Corporation, including the voting of all Securities owned or controlled by such Stockholder, as may be necessary to cause a Compensation Committee of the Board to be constituted and to consist of three directors, two of which shall be Institutional Directors and one of which shall be a George Harris Director.

          (d)  Expenses. The Corporation shall pay the reasonable out-of-pocket
               --------
expenses incurred by each Board member designated pursuant to Section 2(a) or 2(b) in connection with attending the meetings of the Board and any committees thereof.

          (e)  Covenant to Vote. Each of the Stockholders agrees to vote, in
               ----------------
person or by proxy, all of the Securities owned by such Stockholder and entitled to vote at any annual or special meeting of the stockholders of the Corporation called for the purpose of voting on the election of directors, or to execute a written consent in lieu thereof, in favor of the election of the directors selected in accordance with Section 2(a) or 2(b).

          (f)  Removal of Directors.
               --------------------

          (i) At all times (A) a Majority of the Institutional Stockholders shall have the right to recommend the removal, without cause, of any or all of the Institutional Directors, (B) D. George Harris (or, if the George Harris Directors are at such time designated by the Majority of the DGHA Stockholders, the Majority of the DGHA Stockholders) shall have the right to recommend the removal, without cause, of any or all of the George Harris Directors, and (C) Anthony J. Petrocelli (or, if the Petrocelli Directors are at such time designated by the Majority of the DGHA Stockholders, the Majority of the DGHA Stockholders) shall have the right to recommend the removal, without cause, of any or all of the Petrocelli Directors.

          (ii) In the event that any Stockholder acting as described in
     Section 2(f)(i) shall, in accordance with their rights specified herein, recommend the removal of any director or directors with respect to whom they have such right, then each of the other Stockholders hereby agrees to join with such acting Stockholder in recommending such removal as described above, and in causing the Corporation either to promptly hold a special meeting of stockholders and to vote, in person or by proxy, all of the Securities owned by such Stockholder and entitled to vote at such meeting or to execute a written consent in lieu thereof, as the case may be, in favor of such removal.

          (g)  Vacancies. In the event a vacancy is created on the Board by
               ---------
reason of the death, removal or resignation of any director, (i) such vacancy may be filled by the remaining directors in accordance with Sections 2(a) or 2(b), as applicable, (ii) if not so filled, each of the Stockholders hereby agrees, in its capacity as a stockholder of the Corporation, to elect a director to fill such vacancy in accordance with the selection procedures set forth in Sections 2(a) and 2(b) as applicable. Such election shall occur within thirty days after such vacancy occurs. Each of the Stockholders hereby agrees, in his capacity as a stockholder of the Corporation, to use his best efforts to cause the Corporation either to promptly hold a special meeting of stockholders or to execute a written consent in lieu thereof, and each of the Stockholders hereby agrees to vote all of the Securities owned by such Stockholder and entitled to vote at such meeting, in person or by proxy, or pursuant to such written consent of stockholders, in favor of the person or persons selected in accordance with Sections 2(a) or 2(b) to fill such vacancy and, if necessary, in favor of removing any director elected to fill such vacancy other than in accordance with the selection procedures of Section 2(a) or 2(b).

          (h)  No Inconsistent Agreements. Each Stockholder represents that he
               --------------------------
has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

          (i)  Budgeted EBITDA. In the event the Corporation or any
               ---------------
Subsidiary makes any capital expenditures not contemplated by the projections upon which the Budgeted EBITDA targets are based, or the Corporation or any Subsidiary consummates any mergers, acquisitions or dispositions (whether of assets or stock or other interests) or other extraordinary transactions, the Board will determine in good faith appropriate adjustments to the Budgeted EBITDA targets, which adjustments shall be final and binding.

     3.   Financial Statements and Other Information, Inspections and Board
          -----------------------------------------------------------------
Meetings.
--------

     (a) Prior to the consummation of an Initial Public Offering, the Corporation will deliver to each Stockholder having a Proportionate Percentage of at least 5%:

          (i) as soon as available but in any event within 30 days after the end of each four-week or five-week accounting period (the "Accounting Periods") in each fiscal year, unaudited consolidated and consolidating statements of income and cash flows of the Corporation and its Subsidiaries for such Accounting Period and for the period from the beginning of the fiscal year to the end of such Accounting Period, which statements shall also include the EBITDA of the Corporation and its Subsidiaries for such Accounting Period, and commencing on and after the first anniversary of this Agreement, for the twelve-month period ending on the last day of such Accounting Period and consolidated and consolidating balance sheets of the Corporation and its Subsidiaries as of the end of such Accounting Period, setting forth in each case comparisons to the corresponding period in the annual budget and to the corresponding period in the preceding fiscal year with variances delineated, and all such statements will be prepared in accordance with generally accepted accounting principles, consistently applied;

          (ii) as soon as available but in any event within 45 days after the end of each fiscal quarter of the Corporation unaudited consolidated and consolidating statements of income and cash flows of the Corporation and its Subsidiaries for such fiscal quarter, setting forth in each case comparisons to the corresponding period in the annual budget and to the corresponding period in the preceding fiscal year with variances delineated, and accompanied by a written report of the Corporation's Chief Executive Officer, Chief Operating Officer or Chief Financial Officer with respect to (a) such Officer's lack of actual knowledge after due investigation of any condition or event which constitutes an event of default under the terms of this Agreement, a Credit Event or an EBITDA Event; (b) the operations, problems and achievements of the Corporation during such period and (c) the calculation of the financial tests required under the Credit Agreement for such period (such written report being referred to herein as the "Officer's Report");

          (iii) as soon as available but in any event within 90 days after the end of each fiscal year of the Corporation, audited consolidated and consolidating statements of income and cash flows of the Corporation and its Subsidiaries for such year, and the related balance sheets of the Corporation and its Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and for the annual budget for such year, and accompanied by (a) an opinion thereon of independent certified public accountants reasonably acceptable to a majority in interest of all Stockholders (it being agreed that Coopers & Lybrand is presumptively acceptable), which opinion shall state that said financial statements (other than the annual budget) fairly present the financial condition and results of operations of the Corporation and its Subsidiaries as at the end of, and for, such fiscal year, (b) a letter from such accounting firm stating that in the course of its examination they obtained no knowledge, except as specifically stated, that there was a default in existence by the Corporation or any Subsidiary under this Agreement or any other material agreement to which the Corporation or any Subsidiary is a party, (c) a copy of such firm's annual management letter to the Board and (d) an Officer's Report;

          (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Corporation's and its Subsidiaries' operations and financial affairs given to the Corporation by its independent accountants (and not otherwise contained in other materials provided hereunder);

          (v) no later than 30 days prior to the end of each fiscal year, a consolidated and consolidating annual budget prepared on a monthly basis for the Corporation and its Subsidiaries for the succeeding fiscal year (displaying anticipated statements of income and cash flows and balance sheets);

          (vi) promptly (but in any event within ten (10) business days) after the discovery or receipt of notice of (a) any default under the terms of any material agreement to which the Corporation or any Subsidiary is a party (including without limitation, this Agreement) or, without limitation to the generality of the foregoing, a Trigger Event or any other adverse event or circumstance affecting the Corporation or any Subsidiary which is material to the Corporation and its Subsidiaries taken as a whole (including the filing of any material litigation against the Corporation or any Subsidiary or the existence of a dispute that may reasonably be expected to lead to material litigation) or (b) any noncompliance by the Corporation or any Subsidiary with applicable laws, rules and regulations of all governmental authorities, the violation of which might reasonably be expected to have a material adverse effect upon the financial condition of the Corporation and its Subsidiaries taken as a whole, an Officer's Certificate specifying the nature and a period of existence thereof and what actions the Corporation and its Subsidiaries have taken and propose to take with respect thereto;

          (vii) within ten (10) days after transmission thereof, copies of all registration statements which the Corporation files with the Securities and Exchange Commission, and copies of all press releases and other statements made available generally by the Corporation to the public concerning material developments in the Corporation's business;

          (viii) immediately upon receipt thereof, copies of all environmental reports or other communications concerning environmental matters of the Corporation or its Subsidiaries which might reasonably be expected to have a material adverse effect upon the financial condition of the Corporation and its Subsidiaries taken as a whole; and

          (ix) with reasonable promptness, such other information and financial data concerning the Corporation and its Subsidiaries as any Stockholder having a Proportionate Percentage of at least 5% may reasonably request.

               To the best of the Corporation's knowledge, each of the financial statements referred to in subparagraphs (i), (ii) and (iii) will be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to footnotes and changes resulting from normal year-end audit adjustments.

               The Corporation will provide to all Stockholders, when available, audited consolidated and consolidating statements of income and cash flows of the Corporation and its Subsidiaries and the related consolidated and consolidating balance sheet of the Corporation and its Subsidiaries, accompanied by an opinion thereon of the Corporation's independent certified public accountant.

     (b) Except as consented to in writing by the Corporation or as otherwise required by law or judicial order or decree or by any governmental agency or authority, each Person which obtains information regarding the Corporation and its Subsidiaries under this Section 3 will use its best efforts to maintain the confidentiality of all nonpublic information obtained by it hereunder which the Corporation has reasonably designated as proprietary or confidential in nature; provided that each such Person may disclose such information to a Permitted Transferee in connection with the sale or transfer of any Securities if such Permitted Transferee agrees in writing to be bound by the provisions hereof.

     (c) Prior to the consummation of an Initial Public Offering, the Corporation will permit each representative designated by any Stockholder having a Proportionate Percentage of at least 5%, upon reasonable notice to the Chief Executive Officer of the Corporation, during normal business hours or such other times as any such holder may reasonably request and in such manner so as not to unreasonably interfere with the business and operations of the Corporation or any Subsidiary, to, at such holder's expense, (i) visit and inspect any of the properties of the Corporation and its Subsidiaries, (ii) examine the corporate and financial records of the Corporation and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Corporation and its Subsidiaries.

     4.   Additional Voting Agreements; Required Sale.
          -------------------------------------------

     (a) The Corporation shall not, and shall ensure that each Subsidiary shall not, without the affirmative vote or written consent of the Requisite
Stockholders:

          (i)    consummate a Public Offering;

          (ii) except as contemplated by this Agreement, the Subscription Agreement or the Warrant Issuance Agreement, after it shall have been executed, issue any Securities other than to the Corporation or to a wholly-owned Subsidiary;

          (iii) merge or consolidate with or into another entity (other than mergers of wholly-owned Subsidiaries and mergers of a wholly-owned Subsidiary with and into the Corporation where the Corporation is the surviving corporation);

          (iv)   acquire any business from, or capital stock of, any Person;

          (v) redeem the Seller Preferred Stock, otherwise than as required pursuant to the Certificate;

          (vi) amend its Certificate of Incorporation, except for the certificate of designations with respect to the Seller Preferred Stock, attached hereto as Schedule 3, which the Stockholders hereby agree shall be adopted by the Corporation on the date hereof;

          (vii)  amend its Bylaws;

          (viii) increase the compensation of any of its officers, directors or management employees, above the levels in existence as of the date hereof, or pay any fees to directors unless approved by the Compensation Committee;

            (ix) sell, lease, exchange, convey, license or otherwise dispose of in any 12-month period in excess of 10% (or, in the aggregate during the term of this Agreement, in excess of 25%) of its consolidated assets or assets which contributed 10% (or, in the aggregate during the term of this Agreement, in excess of 25%), or more of its average annual EBITDA over the last 12 fiscal months, in any transaction or series of related transactions (other than sales in the ordinary course of business);

          (x) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction;

          (xi) enter into, revise or amend any contract, agreement or transaction with any of its officers, directors, management employees or Affiliates, except for (a) the entering into of the Management Services Agreement, the DGHA Fee Letter, the Warrant Issuance Agreement, the Note Purchase Agreement, the Registration Rights Agreement, the Tax Sharing Agreement, the DGHA Repurchase Agreement and the Manager Repurchase Agreement, and the amendment of the Management Services Agreement contemplated by Section 5(d) thereof and (b) employment related transactions on customary terms, bonus plans approved by the Compensation Committee and for normal employment arrangements and benefit programs on reasonable terms and except as otherwise contemplated by this Agreement;

          (xii) incur or create, any indebtedness for borrowed money in excess of the amounts permitted by the Debt Documents;

          (xiii) make any loans or advances to, guarantees for the benefit of, or investments in any Person (other than a wholly-owned Subsidiary), except as permitted by the Debt Documents and except for (a) reasonable advances to employees in the ordinary course of business, (b) investments having a stated maturity no greater than one year from the date the Corporation makes such investment in (1) obligations of the United States government or any agency thereof or obligations guaranteed by the United States government, (2) certificates of deposit of commercial banks having combined capital and surplus of at least $50 million or (3) commercial paper with a rating of at least "Prime-1" by Moody's Investors Service, Inc. or "A-l" by Standard & Poor's Corporation and (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (b)(1) of this subparagraph
     (xiii) entered into with any bank meeting the qualifications specified in clause (b)(2) of this subparagraph (xiii);

          (xiv) declare or pay any dividends upon the Securities (other than the Series A Preferred Stock and the Seller Preferred Stock); or

          (xv) take any action that would cause the Corporation or any Subsidiary to incur a material liability to any Plan or the PBGC or substantially increase the rate of annual contributions to any Plan.

     (b) At all times during the term of this Agreement the Corporation will, and will cause each Subsidiary to unless consent is obtained from the Requisite
Stockholders:

          (i) cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses;

          (ii) maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted at all times;

          (iii) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

          (iv) comply with all other material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with generally accepted accounting principles, consistently applied) have been established on its books with respect thereto;

          (v) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which might reasonably be expected to have a material adverse effect upon the financial condition, operating results or business prospects of the Corporation and its Subsidiaries taken as a whole;

          (vi) maintain proper books of record and account which fairly present its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with generally accepted accounting principles, consistently applied;

          (vii) comply with all environmental regulations and orders with respect to such regulations, provided that this subparagraph shall not limit the ability of the Corporation or any Subsidiary thereof to contest in good faith any such order or regulation;

          (viii) apply for and continue in force with good and responsible insurance companies adequate insurance covering risks of such types and in such amounts as are customary for well-insured corporations of similar size engaged in similar lines of business, all as determined by the Board;

          (ix) (A) promptly and in any event within 10 days after Acquisition or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, furnish to CMCC a statement of the chief financial officer or treasurer of Acquisition describing such ERISA Event and the action, if any, that Acquisition or such ERISA Affiliate has taken and proposes to take with respect thereto and (B) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, furnish to CMCC a copy of such records, documents and information;

          (x) promptly and in any event within five days after receipt thereof by Acquisition or any ERISA Affiliate, furnish to CMCC copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

          (xi) furnish to CMCC promptly upon receipt thereof by the Company or any ERISA Affiliate, a copy of the annual actuarial valuation report of each Plan; and

          (xii) promptly and in any event within ten days after receipt thereof by Acquisition or any ERISA Affiliate from the sponsor of a Multiemployer Plan, furnish to CMCC copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by Acquisition or any ERISA Affiliate in connection with any event described in clause (i) or (ii).

     (c) Each Stockholder shall in his capacity as a stockholder of the Corporation, cause that the Corporation observe and perform its obligations under Section 4(a) and Section 4(b).

     5.   First Refusal Rights for Securities Issued by the Corporation.
          -------------------------------------------------------------

     (a) Except for the issuance of Securities in connection with an Exempt Issuance, if the Corporation authorizes the issuance and sale to any other Person of any Securities or any securities containing options or rights to acquire any Securities (the "First Refusal Securities"), the Corporation will first offer to sell to each Stockholder a portion of the First Refusal Securities in an amount equal to such Stockholder's Proportionate Percentage of the First Refusal Securities (the "First Refusal Amount"). Each Stockholder will be entitled to purchase the First Refusal Securities at the same price per share and on the same terms as the First Refusal Securities are to be offered to such other Person.

     (b) Each Stockholder must exercise its purchase rights hereunder within 20 days after receipt of written notice from the Corporation describing in reasonable detail the First Refusal Securities being offered, the purchase price per share, the payment terms and such Stockholder's Proportionate Percentage and First Refusal Amount. If all of the First Refusal Securities offered to the Stockholders are not fully subscribed by such Stockholders, the remaining First Refusal Securities will be reoffered to the Stockholders purchasing their entire First Refusal Amount upon the terms set forth in this Section until all such First Refusal Securities are fully subscribed or until all such Stockholders have subscribed for all such First Refusal Securities which they desire to purchase, except that such Stockholders must exercise their purchase rights within 5 days after receipt of all such reoffers.

     (c) Upon the expiration of the offering periods described above, the Corporation will be free to sell such First Refusal Securities which such Stockholders have not elected to purchase during the 60 days following such expiration, on terms and conditions no more favorable to the purchasers thereof than those offered to such Stockholders. Any First Refusal Securities offered or sold by the Corporation after such 60-day period must be reoffered to the Stockholders pursuant to the terms of this Section.

     (d) Payment for First Refusal Securities which a Stockholder has elected to purchase shall be made against delivery of (i) the certificates representing the First Refusal Securities at the principal office of the Corporation not earlier than 10 days nor later than 20 days after expiration of the 20 days or 5 days referred to in Section 5(b), as the case may be, and (ii) of the entire price, by cash, certified or bank cashier's check, or such other consideration specified in the Corporation's offer.

     6.   CMCC Option to DGHA Stockholders and Purchase and Sale of Units to
          ------------------------------------------------------------------
HCG/HSC Stockholders.
--------------------

          (a)

          (i) CMCC hereby grants to each DGHA Stockholder named on Schedule 11 attached hereto an option (the "Option") during the Option Term to purchase in the aggregate up to the number of Units set forth opposite such DGHA Stockholder's name on such Schedule for the purchase price per Unit set out in Section 6(a)(iii). Each Option shall be non-transferable, except that if any Units are not purchased by any DGHA Stockholder pursuant to an Option prior to January 15, 1997, such Units may be purchased by such other DGHA Stockholders, and in such other amounts, as may be determined by the Chairman of the Corporation.

          (ii) The Option may be exercised at any time in the period commencing on the date hereof and expiring on the first anniversary of the date hereof ("Option Term").

          (iii) The per unit purchase price for each Option Unit (the "Unit Price") shall be:

                    (x) if such Unit is purchased on or before August 15, 1996, the per Unit purchase price shall be the Original Per Unit Cost; and

                    (y) if such Unit is purchased between August 15, 1996 and the expiry of the Option Term, the per Unit purchase price shall be an amount equal to the Original Per Unit Cost plus interest on such amount at a rate of 12% per annum from the date hereof to the date of closing of the purchase.

          (iv) The Option may be exercised by a DGHA Stockholder, by delivery of a written notice (the "Option Notice") to the Corporation with a copy to CMCC which notice shall set out the number of Units such DGHA Stockholder requests to purchase in accordance with the foregoing provisions of this
     Section 6(a).

          (v) Transfers of Units under the terms of this Section 6(a) shall be made at the offices of the Corporation on a mutually satisfactory business day within 15 days after the delivery of an Option Notice. Delivery of certificates or other instruments evidencing the Units, duly endorsed for transfer and free and clear of all liens and encumbrances, shall be made on such date against payment of the Unit Price therefor.

          (b)

          (i) As an accommodation to the HCG/HSC Stockholders and for the purposes of facilitating their investment in the Corporation, 50,000 Units are being held by CMCC for the possible resale of such Units to the HCG/HSC Stockholders, in such amounts (which, in the aggregate, shall not exceed 50,000) as shall be determined by the Chairman of the Corporation. Any HCG/HSC Stockholder desiring to purchase Units pursuant to this Section 6(b) must deliver a written notice to CMCC, signed by such HCG/HSC Stockholder and the Chairman of the Corporation, specifying the number of Units to be purchased by such HCG/HSC Stockholder within 90 days after the date hereof, accompanied by (i) a duly executed purchase agreement in the form of Schedule 11 attached hereto and (ii) a check payable to CMCC in the amount of the Original Per Unit Cost for each Unit to be purchased. Upon delivery of such documents and payment of the purchase price for the Units purchased, CMCC will transfer and assign such Units to each such HCG/HSC Stockholder, free and clear of all liens and encumbrances, by delivery to such HCG/HSC Stockholder of stock certificates representing such Units.
     The Corporation will issue to CMCC such number of stock certificates as CMCC shall reasonably request to effect the foregoing sales.

          (ii) As a condition precedent to the sale described in
     Section 6(b)(i), each HCG/HSC Stockholder shall have executed and delivered to the Corporation a counterpart signature page to this Agreement and an undertaking pursuant to which such HCG/HSC Stockholder agrees to be bound by the terms of and to comply with the provisions of this Agreement.

     7.   Issuance of Additional Securities to DGHA Stockholders and Manager
          ------------------------------------------------------------------
Stockholders.
------------

     (a) The Corporation shall have the right, but not the obligation, to issue to the Manager Stockholders from time to time, at the discretion of the Chairman of the Corporation, the Manager Restricted Shares at a purchase price of $.01 per share; provided, however, that it shall be a condition precedent of the
           --------  -------
issue of any Manager Restricted Shares that each Manager Stockholder to whom any Manager Restricted Shares are issued shall have executed and delivered to the Corporation a counterpart signature page to this Agreement and the Manager Repurchase Agreement, pursuant to which such Manager Stockholder agrees to be bound by the provisions of this Agreement and the Manager Repurchase Agreement.

     (b) The Corporation shall have the right, but not the obligation, to issue to the DGHA Stockholders from time to time, at the discretion of the Chairman of the Corporation, any portion of the DGHA Restricted Shares that are not issued and outstanding on or after the date hereof, at a purchase price of $.01 per share; provided, however, that it shall be a condition precedent of the issue of
       --------  -------
any DGHA Restricted Shares that each DGHA Stockholder to whom any DGHA Restricted Shares are issued shall have executed and delivered to the Corporation a counterpart signature page of this Agreement and the DGHA Repurchase Agreement, pursuant to which such DGHA Stockholder agrees to be bound by the provisions of this Agreement and the DGHA Repurchase Agreement.

     (c) In the period commencing on the date hereof and expiring on July 31, 1996 (the "Reference Date"), the Corporation shall have the right, but not the obligation, to issue to the Manager Stockholders up to 100,000 shares of Series B Preferred Stock at a purchase price of $10 per share of Series B Preferred Stock. Upon written request therefor delivered to the Corporation not less than three (3) business days prior to any proposed purchase of shares of Series B Preferred Stock pursuant to this Section, any Manager Stockholder shall have the right to borrow from the Corporation up to 80% of the cash purchase price to be paid by such Manager Stockholder. All loans to be made by the Corporation pursuant to this Section shall be evidenced by a Stock Purchase Loan Note duly executed and delivered by the borrowing Manager Stockholder. It shall be a condition precedent to the issuance of shares of Series B Preferred Stock hereunder that each Manager Stockholder who purchases shares of Series B Preferred Stock pursuant to this Section shall have executed and delivered to the Corporation a counterpart of this Agreement pursuant to which such Manager Stockholder agrees to be bound by the provisions of this Agreement. The shares of Series B Preferred Stock sold to the Manager Stockholders pursuant to this
Section 7(c) are referred to herein as the "Manager Shares".

     (d) In the event that on the Reference Date, the aggregate number of Manager Shares that were sold by the Corporation to the Manager Stockholders pursuant to Section 7(c) shall be less than 100,000, the DGHA Stockholders and the Manager Stockholders shall, as soon as practicable thereafter, surrender to the Corporation for cancellation (without any payment from the Corporation to such Stockholders) the number of DGHA Original Shares, DGHA Restricted Shares and Manager Restricted Shares calculated as provided below.

                    (1) The aggregate number of DGHA Original Shares to be surrendered for cancellation shall be equal to 100,000 minus the result obtained from the following calculation (where "X" is equal to the number of Manager Shares sold pursuant to Section 7(c) above):

                    ((1,800,000 + X) / .95) - (1,800,000 + X)

                    (2) The aggregate number of DGHA Restricted Shares and Manager Restricted Shares to be surrendered for cancellation shall be equal to 415,225 minus the result obtained from the following calculation (where "XI" is equal to the number of Manager Shares sold pursuant to Section 7(c) above and "Y" is equal to the number of DGHA Original Shares outstanding after giving effect to the surrender of DGHA Original Shares as provided in Section 7(d)(1)):

               ((2,152,941 + X + Y) / .85) - (2,152,941 + X + Y)

          If on the Reference Date: (A) less than all of the Manager Restricted Shares shall have been issued pursuant to Section 7(a), the Corporation shall determine the maximum number of Manager Restricted Shares permitted to be outstanding by subtracting from 138,411 the number of Manager Restricted Shares that would have been required to be surrendered as provided herein if all Manager Restricted Shares had been issued prior to the Reference Date, or (B) less than all of the DGHA Restricted Shares shall have been issued pursuant to Section 7(b), the Corporation shall determine the maximum number of DGHA Restricted Shares permitted to be outstanding by subtracting from 276,814 the number of DGHA Restricted Shares that would have been required to be surrendered herein if all DGHA Restricted Shares had been issued prior to the Reference Date; and shall then effect the surrender of Manager Restricted Shares and DGHA Restricted Shares only to the extent the outstanding number of Manager Restricted Shares and DGHA Restricted Shares in each case exceeds such maximum permitted amounts (in which event the definition herein of Manager Restricted Shares shall be deemed amended to replace the number 138,411 with such maximum permitted amount of Manager Restricted Shares and the definition herein of DGHA Restricted Shares shall be deemed amended to replace the number 276,814 with such permitted amount of DGHA Restricted Shares).

                    (3) Any DGHA Original Shares, DGHA Restricted Shares and Manager Restricted Shares required to be surrendered hereunder shall be surrendered by the holders pro rata based upon the number of such
                                        --- ----
          shares held.

     (e) No later than August 10, 1996, the Corporation shall notify CMCC in writing of (i) the number of Manager Shares that were sold by the Corporation to the Manager Stockholders as of the Reference Date pursuant to Section 7(c) and
(ii) if applicable, the number of DGHA Original Shares, DGHA Restricted Shares and Manager Restricted Shares that are required to be surrendered pursuant to
Section 7(d) and the Corporation's calculations in determining such numbers.

     8.   Limitations on Transfers of Stock - General.
          -------------------------------------------

     (a) The provisions regarding Transfers of Securities contained herein shall apply to all Securities now owned or hereafter acquired by a Stockholder, including Securities acquired by reason of any dividend distribution, exchange or conversion, additional issuances of Securities, and acquisitions of outstanding Securities from another Person, and such provisions shall apply to any Securities obtained by a Stockholder upon the exercise, exchange or conversion of any option, warrant or other Security.

     (b) No Stockholder shall Transfer any Security to a Person not already a party to this Agreement as a Stockholder unless and until such Person executes and delivers to the Corporation a written agreement in form and substance reasonably acceptable to the Corporation pursuant to which such Person shall agree to become a party to, and to be bound by and to comply with the provisions of, this Agreement in the same capacity and to the same extent as the Stockholder Transferring such Security. In the event of any Transfer to an Affiliate contemplated by clauses (i) (A) or (i)(B) of the definition thereof, the Transferee shall grant an irrevocable proxy, which shall be deemed to be coupled with an interest, with respect to voting rights of such Securities to D. George Harris (or, if D. George Harris is no longer a Stockholder or if the transferor is D. George Harris, to Anthony J. Petrocelli and if
Anthony J. Petrocelli is no longer a Stockholder, to an individual elected by a majority of the Board), which proxy shall expire upon an Initial Public Offering. Any Transfer of Securities that is not made in compliance with the provisions hereof shall be void ab initio.

     (c) Any provision of this Agreement to the contrary notwithstanding, no Stockholder shall (i) Transfer any Security to a Person which is a Competitor or to any Affiliates of a Competitor, (ii) effect any Transfer which would subject the Corporation to the reporting requirements of the Exchange Act or (iii) Transfer any Security to any Person if such Transfer would result in an event of default under any Debt Document.

     (d) The restrictions on Transfer contained in Sections 9, 10, 11 and 12 shall not apply with respect to any Transfer of Securities by any Stockholder to its Affiliates, nor shall they apply to any Transfers made pursuant to Section 6 (collectively referred to herein as "Permitted Transferees").

     9.   Limitations on Transfers of Restricted Shares.
          ---------------------------------------------

          Except as permitted by Section 8(d) or pursuant to Section 13, no Stockholder shall Transfer any Class A Restricted Shares at any time that the Class A Restricted Shares shall be subject to the restrictions contained in the DGHA Repurchase Agreement or the Manager Repurchase Agreement.

     10.  Limitations on Transfers prior to Third Anniversary.
          ---------------------------------------------------

          Except as permitted by Section 8(d) or pursuant to Section 13 or
Section 14, no Stockholder shall Transfer any Securities prior to the third anniversary of the date hereof, except on or before the first anniversary of the date hereof CMCC shall have the right to Transfer any number of the Units it owns, as it determines in its absolute discretion, if following such Transfer or Transfer(s) CMCC and its Affiliates shall continue to own at least 50% of the Units owned by CMCC on the date hereof.

     11.  Rights of First Refusal after Third Anniversary.
          -----------------------------------------------

          Except for Transfers permitted by Section 8(d) or Section 13, on or after the third anniversary of the date hereof the Stockholders shall comply with the following procedures in connection with any Transfer of Securities:

     (a) The Stockholder ("Offeror") shall first deliver to the Corporation a written notice (hereinafter in this Section 11 called the "Notice of Offer"), which shall be irrevocable for a period of 60 days after delivery thereof, offering (the "Offer") to the Corporation and the other Stockholders (the "Offerees") all of the Securities proposed to be Transferred by the Offeror at the purchase price and on the terms specified therein (which Notice of Offer shall include all relevant terms of the proposed Transfer). The Offeror shall also furnish to the Corporation such additional information relating to the Offer as may reasonably be requested by the Corporation. The Corporation shall have the right and option, for a period of 30 days after delivery of the Notice of Offer by the Offeror, to accept all or any portion of the Securities so offered at the purchase price and on the terms stated in the Notice of Offer. The Corporation shall, if it does not elect to purchase all of the offered Securities, deliver a copy of the Notice of Offer to the Offerees. Each Offeree shall have the right and option, for a period of 30 days after delivery of the Notice of Offer by the Corporation, by delivery of written notice to the Corporation (x) to accept all or any of its Proportionate Percentage of the Securities so offered at the purchase price and on the terms stated in the Notice of Offer and (y) to offer to purchase any Securities not accepted by the other Offerees, in which case the Securities not accepted by the other Offerees, shall be deemed to have been offered to and accepted by the Offerees, which exercised their option under this clause (y)
pro rata in accordance with their respective Proportionate Percentages (computed
--- ----
without including the Offerees, who have not exercised their option to purchase Securities under this clause (y)), on the above-described terms and conditions, and if all of the offered Securities shall not have been fully subscribed by such Offerees, the remaining offered Securities will be reofferred to the Offerees who agreed to purchase their entire entitlement of offered Securities under clause (x) upon the terms set forth in this Section until all such Securities are fully subscribed or until all such Offerees have subscribed for all such offered Securities which they desire to purchase, except that such Offerees must exercise their purchase rights within five (5) business days after receipt of all such reoffers. Notwithstanding the foregoing provisions of this
Section 11(a), if the Offeror is a DGHA Stockholder, a Manager Stockholder, a HCG/HSC Stockholder or an Institutional Stockholder, the other DGHA Stockholders, Manager Stockholders, HCG/HSC Stockholders or Institutional Stockholders, as the case may be, shall have the right to purchase, on a pro
                                                                         ---
rata basis among such Stockholders, all of the Securities so offered prior to
----
any purchases by any other Stockholders.

     (b) Transfers of Securities under the terms of this Section 11 shall be made at the offices of the Corporation on a mutually satisfactory business day within 15 days after the expiration of the applicable time periods. Delivery of certificates or other instruments evidencing such Securities, duly endorsed for transfer and free and clear of all liens and encumbrances, shall be made on such date against payment of the purchase price therefor.

     (c) If the Corporation and the Offerees shall not have accepted to purchase all the Securities offered for sale pursuant to the aforesaid Notice of Offer, then the Offeror may Transfer to a third party that number of the Securities not accepted by the Corporation and the Offerees at the price and on substantially equivalent terms stated in the original Notice of Offer, at any time within 180 days after the expiration of the offers required by Section 11(a). In the event the Securities are not Transferred by the Offeror on such terms during such 180-day period, the restrictions of this Section 11 shall again become applicable to any Transfer of Securities by the Offeror unless within such 180-day period the Offeror shall deliver to the Corporation a Notice of Offer with respect to an Offer of the same Securities at a purchase price which is less than the purchase price set forth in the previous Offer, in which case the 30-day period specified in Section 11(a) shall be reduced to 15 days and a new 180-day period shall begin. Nothing in this Section 11 shall preclude any Stockholder from engaging in discussions with any investment banker, potential transferee of Securities or other Person with respect to a possible purchase of Securities from it, so long as the provisions of this Section 11 are complied with prior to the consummation of any Transfer to which this applies.

     (d) The Offeror may specify in the Notice of Offer that all Securities mentioned therein must be Transferred, in which case any acceptance received pursuant to Section 11(a) shall be deemed conditioned upon (x) receipt of written notices of binding acceptance with respect to all Securities mentioned in such Notice of Offer or (y) the Transfer of the remaining Securities pursuant to Section 11(c).

     12.  Right of Co-Sale.
          ----------------

     (a) Subject to the provisions of Section 12(c), in the event that on or after the third anniversary of the date hereof a Stockholder or group of Stockholders (hereinafter, a "Section 12 Offeree") receives a bona fide offer
                                                              ---- ----
(the "Section 12 Offer") from a third party which is not an Affiliate of the
Section 12 Offeree (the "Section 12 Offeror") to purchase from such Section 12 Offeree Securities, for a specified price payable in cash or otherwise and on specified terms and conditions, such Section 12 Offeree shall promptly forward a notice (the "Section 12 Notice") complying with Section 12(b) to the Corporation and to the other Stockholders (the Stockholders receiving a Section 12 Notice collectively referred to herein as the "Other Stockholders"). The Section 12 Offeree shall not Transfer any Securities prior to the expiration of the 15-day period referred to below to the Section 12 Offeror unless the terms of the
Section 12 Offer are extended to each Other Stockholders with respect to its Proportionate Percentage of the aggregate number and classes of Securities to which the Section 12 Offer relates, whereupon each Other Stockholder shall be entitled to Transfer such Other Stockholder's Proportionate Percentage of the aggregate number of Securities to which the Section 12 Offer relates. Each Other Stockholder shall have a period of 15 days to deliver a written notice (the "Section 12 Acceptance") to the Section 12 Offeree evidencing its acceptance of the Section 12 Offer.

     (b) The Section 12 Notice shall set forth (i) the number of Securities to which the Section 12 Offer relates and the name of the Section 12 Offeree, (ii) the name and address of the Section 12 Offeror, (iii) the proposed amount and type of consideration (including, if the consideration consists in whole or in part of non-cash consideration, such information to the Section 12 Offeree as may be reasonably necessary for the Other Stockholders to properly analyze the economic value and investment risk of such non-cash consideration) and the terms and conditions of payment offered by the Section 12 Offeror and (iv) that the
Section 12 Offeror has been informed of the co-sale rights provided for in this
Section 12, and has agreed to purchase Securities held by the Other Stockholders in accordance with the terms of this Section 12 (which agreement may contain the Section 12 Offeror's obligation to purchase all of the Securities held by the Other Stockholders subject to the Section 12 Offer from the Section 12 Offeree so long as such Section 12 Offeree agrees to purchase simultaneously with such sale from the Other Stockholders if they deliver a Section 12 Acceptance the Securities held by the Other Stockholders subject to such Section 12 Notice of Acceptance).

     (c) The foregoing provisions of this Section 12 shall not apply to a Transfer or Transfer(s) by a Stockholder or group of Stockholders of up to the greater of (i) 0.50% of the Common Equivalents outstanding at such time, and
(ii) 10% of the Securities held by such Stockholder or group of Stockholders at such time.

     13.  Drag-Along Rights.
          -----------------

     (a) If the Requisite Stockholders approve a sale of all or substantially all of the capital stock or assets of the Company to a Person which is not an Affiliate of any Stockholder (other than an Affiliate of a DGHA Stockholder) (an "Approved Sale"), whether by way of merger, consolidation, sale of stock or assets, or otherwise (each, a "Sale of the Company"), all Stockholders shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (A) a merger or consolidation of the Corporation or a Subsidiary, or a sale of all or substantially all of the assets of the Corporation or a Subsidiary, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (B) a sale of all the capital stock of the Corporation or a Subsidiary, the Stockholders shall agree to sell their Securities on the terms and conditions approved by the Requisite Stockholders. The Stockholders shall take all necessary and desirable actions approved by the Requisite Stockholders, in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (1) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and (2) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale as set forth below. The Stockholders shall be permitted to sell their Securities pursuant to an Approved Sale without complying with the provisions of Sections 8, 9, 10, 11 or 12 of this Agreement.

     (b) The obligations of the Stockholders pursuant to this Section 13 are subject to the satisfaction of the following conditions:

          (i) subject to Section 13(b)(iii), upon the consummation of the Approved Sale, all of the Stockholders shall receive the same proportion of the aggregate consideration from such Approved Sale that such holder would have received if such aggregate consideration had been distributed by the Corporation in complete liquidation pursuant to the rights and preferences set forth in the Certificate as in effect immediately prior to such Approved Sale (giving effect to applicable orders of priority) and after giving effect to the purchase rights (if any) set forth in the DGHA Repurchase Agreement and the Manager Repurchase Agreement;

          (ii) if any Stockholders of a class are given an option as to the form and amount of consideration to be received, all holders of such class will be given the same option;

          (iii) all holders of then-currently exercisable Common Equivalents will be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale (but only to the extent such Common Equivalents are then vested) and participate in such sale as Stockholders or (B) upon the consummation of the Approved Sale, receive in exchange for such Common Equivalents consideration equal to the amount determined by multiplying (x) the same amount of consideration per share of Common Stock (of the same class as that for which the Common Equivalent is exercisable) received by the holders of such class of Common Stock in connection with the Approved Sale less the exercise price per Common Equivalent by (y) the number of Common Equivalents;

          (iv) no Stockholder shall be-obligated to make any out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for postage, copies, etc.) and no Stockholder shall be obligated to pay more than his pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Approved Sale to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Corporation or the acquiring party (costs incurred by or on behalf of a Stockholder for its or his sole benefit will not be considered costs of the transaction hereunder), provided that a Stockholder's liability for such expenses shall be capped at the total purchase price received by such Stockholder for his Securities (including the exercise price thereof); and

          (v) in the event that the Stockholders are required to provide any representations or indemnities in connection with the Approved Sale (other than representations and indemnities concerning each Stockholder's valid ownership of his Securities, free of all liens and encumbrances (other than those arising under applicable securities laws), and each Stockholder's authority, power, and right to enter into and consummate such purchase or merger agreement without violating any other agreement), then each Stockholder shall not be liable for more than his pro rata share (based upon the number of Securities held and not the amount of consideration received) of any liability for misrepresentation or indemnity and such liability shall not exceed the total purchase price received by such Stockholder for his Securities (including the exercise price thereof), after taxes (after giving effect to all potential amendments of tax returns arising in connection with any indemnification claim) and expenses, and such liability shall be satisfied solely out of any funds escrowed for such purpose.

     (c) If the Corporation and any of the Stockholders or their representatives, enter into any negotiation or transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each Stockholder who is not an accredited investor (as such term is defined in Rule 501 under the Securities
Act) will, at the request of the Corporation or the institutional Stockholders, appoint a purchaser representative (as such term is defined in Rule 501 under the Securities Act) reasonably acceptable to the Corporation or such Stockholders.

     14.  Options Upon Termination Event.
          ------------------------------

     (a) Upon the occurrence of a Termination Event with respect to a Stockholder who is a Manager Stockholder, an HCG/HSC Stockholder or a DGHA Stockholder (except a Termination Event described in Section 14(d)(ii)(1) or (2) with respect to a Stockholder who is a DGHA Stockholder), in each case occurring on or prior to the fifth anniversary of the date hereof (or at any time with respect to a Termination Event described in Section 14(d)(i)(1) or (2) with respect to a Stockholder who is a Manager Stockholder or Section 14(d)(ii)(1) or
(2) with respect to a Stockholder who is an HCG/HSC Stockholder), subject to
Section 14(c), the Corporation shall have the right but not the obligation to purchase any or all of such Stockholder's (the "Retiring Stockholder") Securities (other than Class A Restricted Shares) (the "Retiring Shares"). The Corporation shall have 20 days after the occurrence of any Termination Event described above in which to give notice (the "Primary Retirement Notice") to the Retiring Stockholder of its election to purchase all of the Retiring Shares. The Primary Retirement Notice will disclose in reasonable detail the Corporation's election to purchase all of the Retiring Shares and the terms and conditions of the sale including the price per share of the Retiring Shares. In the event that the Corporation does not elect to purchase all of the Retiring Shares, the Corporation shall, within 20 days after the occurrence of any Termination Event described above, deliver, on behalf of the Retiring Stockholder but at the expense of the Corporation, a written notice (the "Secondary Retirement Notice") to the remaining Stockholders (the "Eligible

Stockholders") and the Retiring Stockholder, which Secondary Retirement Notice will disclose in reasonable detail the terms and conditions of the sale including the total number of Retiring Shares and the number of Retiring Shares, if any, to be purchased by the Corporation and the price per share of the Retiring Shares. Upon receipt of the Secondary Retirement Notice, each Eligible Stockholder shall have a right to purchase the Retiring Shares which will not be purchased by the Corporation (the "Remaining Retiring Shares"), in the case of each Eligible Stockholder, up to that number of the Retiring Shares equal to such Eligible Stockholder's Adjusted Proportionate Percentage of the Remaining Retiring Shares (such number of shares hereinafter referred to as the "Retiring Participation Shares") with respect to such Eligible Stockholder. The Eligible Stockholders shall have 20 days after the Secondary Retirement Notice is received in which to give counter-notice of such Eligible Stockholder's election to purchase such Remaining Retiring Shares (such election by an Eligible Stockholder being referred to as an "Initial Retiring Purchase"). An Initial Retiring Purchase by an Eligible Stockholder may be of all or part of his or its Retiring Participation Shares. Any Eligible Stockholder may at any time elect in his or its counter-notice to purchase, in addition to his or its Retiring Participation Shares, the balance (or the balance up to a maximum stated number) of any Remaining Retiring Shares being offered to other Eligible Stockholders which are not accepted by such other Eligible Stockholders (such acceptance being hereinafter referred to as an "Additional Retiring Purchase"). If the number of Remaining Retiring Shares that the Eligible Stockholders elect to purchase in their Initial Retiring Purchases and Additional Retiring Purchases exceeds the number of Remaining Retiring Shares, the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders shall be reduced to the extent of the Excess Attributable to the second Priority Additional Retiring Purchases with such reduction in the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders to be allocated among such Second Priority Eligible Stockholders in proportion to the number of Remaining Retiring Shares each Second Priority Eligible Stockholder has agreed to purchase in such Second Priority Eligible Stockholder's Additional Retiring Purchase (the "First Retirement Reduction"). If any excess remains after the First Retirement Reduction, the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders shall be further reduced to the extent of the Excess Attributable to the Second Priority Initial Retiring Purchases with such reduction in the number of Remaining Retiring Shares to be purchased in the aggregate by all Second Priority Eligible Stockholders to be allocated among such Second Priority Eligible Stockholders in proportion to the number of Remaining Retiring Shares each Second Priority Eligible Stockholder has agreed to purchase in such Second Priority Eligible Stockholder's Initial Retiring Purchase (the "Second Retirement Reduction"). If any excess remains after the Second Retirement Reduction, the number of Remaining Retiring Shares to be purchased in the aggregate by all First Priority Eligible Stockholders shall be reduced to the extent of the Excess Attributable to the First Priority Additional Retiring Purchases with such reduction in the number of Remaining Retiring Shares to be purchased in the aggregate by all First Priority Eligible Stockholders to be allocated among such First Priority Eligible Stockholders in proportion to the number of Remaining Retiring Shares each First Priority Eligible Stockholder has agreed to purchase in such First Priority Eligible Stockholder's Additional Retiring Purchase. To the extent possible, any mechanical problems shall be solved in any equitable manner determined by the Board to be consistent with the intent of the parties hereto.

     (b) The price per share for Retiring Shares shall be the valuation Price per Share as in effect on the date of the Primary Retirement Notice or, in the event that the Corporation does not deliver a Primary Retirement Notice, as in effect on the date of the Secondary Retirement Notice (the "Notice Date"); provided, however, that in the case of a Termination Event described in Section 14(d)(i)(5) with respect to a Manager Stockholder, the price per share shall be the price paid for such Securities, with interest thereon at the rate of 6% per annum from the date of purchase of such Securities by such Stockholder.

     (c) Upon the occurrence of any Termination Event (except for a Termination Event described in Section 14(d)(i)(5) or Section 14(d)(ii)(5) with respect to a Stockholder who is a Manager Stockholder, an HCG/HSC Stockholder or a DGHA Stockholder, in each case occurring on or prior to the fifth anniversary of the date hereof (or at any time with respect to a Termination Event described in Section 14(d)(i)(1) or (2) or Section 14(d)(ii)(1) or (2)), such Stockholder or his or her designated beneficiaries, as the case may be, shall be entitled to require, subject to the provisions of the next sentence, by written notice delivered to the Corporation within 60 days of such Termination Event, that the Corporation (or, at the election of the Corporation, the Corporation's designee) repurchase for cash not less than all Securities (other than Class A Restricted Shares) then held by such Stockholder prior to such Termination Event (the "Individual Investor Put Shares") at a price per share equal to the Valuation Price per Share as of the date of such Termination Event. The Corporation's repurchase obligation described in the foregoing sentence shall be in all cases subject to any applicable restrictions provided by the Delaware General Corporation Law, the Certificate and any applicable restrictions and conditions set out in the Debt Documents.

     (d) As used in this Section 14, a "Termination Event" shall have occurred if:

          (i) a Manager Stockholder's employment with the Corporation or any Subsidiary thereof is terminated (and not continued, or substantially simultaneously resumed, with the Corporation or any Subsidiary thereof) as a result of:

                    (1)  the death of such Manager Stockholder;

                    (2) the permanent disability (as determined by the Board or the Board of Directors or such Subsidiary, as the case may be, in good faith) of such Manager Stockholder;

                    (3) the retirement at age 65 (or such other age as may be determined by the Compensation Committee) of such Manager Stockholder;

                    (4) termination by the Corporation or any such Subsidiary of such Manager Stockholder for any reason other than for Cause; or

                    (5) such Manager Stockholder notifies the Corporation or any such Subsidiary that he is terminating his employment, or the Corporation or any such Subsidiary notifies such Manager Stockholder that the employment of such Manager Stockholder is being terminated for Cause; or

          (ii) an HCG/HSC Stockholder's or DGHA Stockholder's employment with HCG, HSC or any Affiliate thereof is terminated (and not continued, or substantially simultaneously resumed, with HCG, HSC or any Affiliate thereof or of DGHA) as a result of:

                    (1)  the death of such HCG/HSC Stockholder or DGHA
          Stockholder;

                    (2) the permanent disability (as determined by the Board or Board of Directors of HCG, HSC or such Affiliates thereof, as the case may be, in good faith) of such HCG/HSC Stockholder or DGHA Stockholder;

                    (3) the retirement at age 70 (or such other age as may be determined by the Compensation Committee) of such DGHA Stockholder or the retirement at age 65 (or such other age as may be determined by the Compensation Committee) of such HCG/HSC Stockholder;

                    (4) termination by HCG, HSC or any Affiliate thereof of such HCG/HSC Stockholder or DGHA Stockholder for any reason other than for Cause; or

                    (5) such HCG/HSC Stockholder or DGHA Stockholder notifies HCG, HSC or any Affiliate thereof that he is terminating his employment, or HCG, HSC or any Affiliate thereof notifies such HCG/HSC Stockholder or DGHA Stockholder that the employment of such HCG/HSC Stockholder or DGHA Stockholder is being terminated for Cause.

     (e) Any repurchase by the Corporation or purchase by an Eligible Stockholder of the Individual Investor Put Shares or the Retiring Shares, as the case may be, pursuant to this Section 14 shall be effected by delivery by the Stockholder or his beneficiaries, as the case may be, of the certificate(s) for all such Retiring Shares or Individual Investor Put Shares (properly endorsed for transfer) to the appropriate transferee(s) on a date five (5) business days after the requisite notice or notices pursuant to this Section 14 requiring the repurchase or purchase of all such Retiring Shares or Individual Investor Put Shares, as the case may be, have been given (the "Transfer Date"). As of the Transfer Date, title to such Retiring Shares or Individual Investor Put Shares shall be deemed transferred to the respective transferee(s) upon tender by such transferee(s) of the purchase price for such Retiring Shares or Individual Investor Put Shares to the Stockholder or his designated beneficiaries by a check or checks in New York Clearing House funds or by a wire transfer to the account of the Stockholder or his designated beneficiaries.

     (f) Notwithstanding anything to the contrary contained in this Section 14, the Corporation and the Retiring Stockholder (in the case of a repurchase contemplated by Section 14(a)) or the Corporation and the Manager Stockholder, HCG/HSC Stockholder or DGHA Stockholder or his or her designated beneficiaries (in the case of a repurchase contemplated by (Section 14(c)), as the case may be, shall have the right and option to elect (the "Deferral Election"), pursuant to a written agreement duly executed by such persons, to deem the date of the relevant Termination Event to be deferred for purposes of this Section 14 until a date (the

"Deferral Date") not more than six years following the date of the Deferral Election. A Deferral Election must be made within 90 days of the occurrence of the relevant Termination Event.. A Deferral Election shall be effective solely to defer for purposes of this Section 14 the date of a Termination Event until the Deferral Date specified in, or determined pursuant to, such Deferral Election (at which time Sections 14(a) and 14(c) shall be applicable according to their respective terms) and such Deferral Election shall not otherwise affect the rights or obligations of any party hereto.

     15.  Required Sale.
          -------------

          Notwithstanding anything contained herein to the contrary if, at any time on or after the fourth anniversary of the date hereof, an IRR Event shall not have occurred, the Majority of the Institutional Stockholders shall have the right, at any time, to serve written notice on the Corporation of the desire of the Majority of the Institutional Stockholders to effect a Sale of the Company. The DGHA Stockholders shall have the exclusive right for a period of 180 days (the "Exclusive Period"), commencing on the date of the determination of "Fair Value" (as hereinafter defined) to consummate either a Sale of the Company at Fair Value or the acquisition of the Institutional Securities, at a price equal to what the Institutional Stockholders would receive for the Institutional Securities if a Sale of the Company was consummated at Fair Value after giving affect to the provisions of the DGHA Repurchase Agreement and the Manager Repurchase Agreement. "Fair Value" means the highest price that would be paid for all or substantially all of (i) the Securities, (ii) the capital stock of a Subsidiary, (iii) the assets of the Corporation (after the assumption of all of the liabilities of the Corporation), or (v) the assets of a Subsidiary (after the assumption of all the liabilities of such Subsidiary), as the case may be, and in each case, on a going-concern basis in a single arm's-length transaction between a willing buyer and a willing seller in an orderly process, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, as determined jointly by the Majority of the Institutional Stockholders and the Majority of the DGHA Stockholders. If such parties are unable to reach agreement within 30 days, such Fair Value shall be determined by an independent nationally recognized investment bank experienced in valuing companies or assets jointly selected by the Majority of the Institutional Stockholders and the Majority of the DGHA Stockholders. If the parties cannot agree on the selection of an investment bank within 30 days, the investment bank will be selected by an independent arbitrator appointed in accordance with the rules of the American Arbitration Association. The determination of such investment bank shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such investment bank.

     16.  Regulatory Matters.
          ------------------

     (a)  Regulatory Compliance Cooperation.

          (i) If a Stockholder determines that it has a Regulatory Problem, the Corporation agrees to take all such actions as are reasonably requested by such Stockholder (x) to effectuate and facilitate any Transfer by such Stockholder of any Securities (as defined below) of the Corporation then held by such Stockholder to any Person designated by such Stockholder, (y) to permit such stockholder (or any Affiliate of such Stockholder) to exchange all or any portion of the voting Securities then held by such Person on a share-for-share basis for shares of a class of nonvoting Securities of the Corporation, which nonvoting Securities shall be identical in all respects to such voting Securities, except that such new Securities shall be nonvoting and shall be convertible into voting Securities on such terms as are requested by such Stockholder in light of regulatory considerations then prevailing, and (z) to continue and preserve the respective allocation of the voting interests with respect to the Corporation provided for in the Certificate and this Agreement and with respect to such Stockholder's ownership of the Corporation's voting Securities. Such actions may include, without limitation, (x) entering into such additional agreements as are reasonably requested by such Stockholder to permit any Person(s) designated by such Stockholder to exercise any voting power which is relinquished by such Stockholder upon any exchange of voting Securities for nonvoting Securities of the Corporation; and (y) entering into such additional agreements, adopting such amendments to this Agreement, the Certificate and the Bylaws of the Corporation and taking such additional actions as are reasonably requested by such Stockholder in order to effectuate the intent of the foregoing; provided, however that such actions will not change materially any of the agreements, rights or obligations of the parties reflected herein or in the Certificate or the Bylaws.

          (ii) Before the Corporation redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any Securities, the Corporation shall give written notice of such pending action to each Stockholder. Upon the written request of any Stockholder made within 10 days after its receipt of such notice stating that after giving effect to such action such Stockholder would have a Voting Regulatory Problem, the Corporation shall defer taking such action for such period (not to extend beyond 45 days after such Stockholder's receipt of the Corporation's original notice) as such Stockholder requests to permit it and its Affiliates to reduce the quantity of Securities they own or take other appropriate action in order to avoid the Voting Regulatory Problem. In addition, in the event that the Corporation shall be a party to any merger, consolidation, recapitalization or other transaction pursuant to which any Stockholder would be required to take any voting Securities, or any Securities convertible into, or exchangeable or exercisable for, voting Securities, which might reasonably be expected to cause such Stockholder to have a Voting Regulatory Problem, then the Corporation shall not be a party to such transaction unless such Stockholder shall receive non-voting Securities.

     (b) Cooperation of Other Stockholders. Each Stockholder agrees to cooperate with the Corporation in complying with Section 16(a) above, including without limitation, voting to approve amending the Certificate, this Agreement or the Bylaws in a manner reasonably requested by the Stockholder requesting such amendment.

     (c) Covenant Not to Amend. The Corporation and each Stockholder agree not to amend or waive the voting or other provisions of the Certificate, this Agreement or the Bylaws if such amendment or waiver would cause any Stockholder to have a Voting Regulatory Problem, provided that any such Stockholder notifies the Corporation that it would have a Voting Regulatory Problem promptly after it has notice of such amendment or waiver.

     17.  Requisite Shareholder Approval.
          ------------------------------

     (a) At the Closing, each Stockholder, in addition to any Disclosure Statement and Consent or Consent and Irrevocable Proxy executed by such Stockholder, hereby votes and consents to approve the terms of the DGHA Repurchase Agreement and the Manager Repurchase Agreement.

     (b) Each Stockholder, by acceptance and receipt of any Securities, in addition to any Disclosure Statement and Consent or Consent and Irrevocable Proxy executed by such Stockholder, hereby grants an irrevocable proxy, which shall be deemed to be coupled with an interest, with respect to voting rights of such shares to the Chairman of the Corporation to vote in favor of each proposal intended by the Corporation to achieve the Requisite Stockholder Approval. If for any reason any such proxy is terminated, each Stockholder, in addition to any Disclosure Statement and Consent or Consent and Irrevocable Proxy executed by such Stockholder, hereby agrees to vote (or to provide written consent in lieu thereof) in favor of each proposal intended by the Corporation to achieve the Requisite Stockholder Approval.

     (c) If a Stockholder is not an individual and if under the circumstances Code Section 280G(b)(5) or applicable Treasury Regulations thereunder (whether proposed, temporary or final) would require a separate vote of holders of the voting power of such entity, then in addition to the Stockholder's vote (or written consent in lieu thereof) as described in Section 14 the Stockholder shall obtain the separate vote or votes (or shall obtain written consent or consents in lieu thereof) in favor of any proposal intended by the Corporation to achieve the Requisite Stockholder Approval of or from the holder or holders of voting power of the Stockholder necessary to satisfy Code Section 280G(b)(5) or applicable Treasury Regulations thereunder (whether proposed, temporary or final).

     (d) Each Stockholder acknowledges that such Stockholder has received and reviewed the Disclosure Statement and Consent. In connection with any proposal intended by the Corporation to achieve the Requisite Stockholder Approval, the Corporation agrees to provide information to the Stockholders as required by Code Section 280G(b)(5)(B)(ii).

     18.  Amendment And Waiver.
          --------------------

     (a) Except as expressly set forth herein, the provisions of this Agreement may only be amended or waived with the prior written consent of the Corporation, a Majority of the Institutional Stockholders and a Majority of the DGHA Stockholders; provided, however, that Schedule 1 to this Agreement shall be deemed to be automatically amended from time to time to reflect issuances and Transfers of Securities made in accordance with the terms hereof without requiring the consent of any party, and the Corporation will, upon request, distribute to any Stockholder a revised Schedule 1 to reflect any such changes.

     (b) No course of dealing between the Corporation, its Subsidiaries and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement.

     (c) For purposes of this Agreement shares of capital stock held by the Corporation or any Subsidiaries will not be deemed to be outstanding.

     (d) The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     19.  Securities Law Compliance; Legends.
          ----------------------------------

     (a) Restriction on Transfer. No Stockholder shall Transfer Restricted Securities except in compliance with the conditions specified in this Agreement or pursuant to a Public Sale.

     (b) Restrictive Legends. Each certificate for the Restricted Securities shall (unless otherwise provided by the provisions of Section 19(d)) be stamped or otherwise imprinted with a legend in substantially the following terms:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.

     (c) Notice of Transfer. The holder of any Restricted Securities, by its acceptance or purchase thereof, agrees, prior to any Transfer of any such Restricted Securities (except pursuant to an effective registration statement), to give written notice to the Corporation of such holder's intention to effect such Transfer and agrees to comply in all other respects with the provisions of this Section 19. Each such notice shall describe the manner and circumstances of the proposed Transfer and, unless waived by the Corporation, shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such Restricted Securities (which counsel shall be reasonably satisfactory to the Corporation), stating that in the opinion of such counsel (which opinion shall be reasonably satisfactory to the Corporation) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities laws of any state of the United States. Subject to complying with the other applicable provisions hereof, such holder of Restricted Securities shall be entitled to consummate such Transfer in accordance with the terms of the notice delivered by it to the Corporation if the Corporation does not object (on the basis that such Transfer violates the provisions of this Section 19) to such Transfer within five days after the delivery of such notice. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Securities) shall bear the legend set forth in
Section 19(b) unless (i) in such opinion of such counsel registration of future Transfer is not required by the applicable provisions of the Securities Act or the securities laws of any state of the United States or (ii) the Corporation shall have waived the requirement of such legend.

     (d) Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Section 19, the restriction imposed by Sections 19(a), (b) and (c) upon the transferability of any Restricted Securities shall cease and terminate when (i) any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or are sold or otherwise disposed of in a transaction contemplated by Section 19(c) which does not require that the securities transferred bear the legend set forth in Section 19(b), or (ii) the holder of such Restricted Securities has met the requirement of transfer of such Restricted Securities pursuant to subparagraph (k) of Rule
144. Whenever the restrictions imposed by Sections 19(a), (b) and (c) shall terminate, as herein provided, the holder of any Restricted Securities shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 19(b) and not containing any other reference to the restrictions imposed by Sections 19(a), (b) and (c).

     (e) Additional Legend. Each certificate evidencing Securities and each certificate issued in exchange for or upon the Transfer of any Securities (if such shares remain Securities as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF FEBRUARY 9, 1996 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. THE TERMS OF SUCH STOCKHOLDERS AGREEMENT INCLUDE, AMONG OTHER THINGS, VOTING AGREEMENTS, REPURCHASE AGREEMENTS AND RESTRICTIONS ON TRANSFERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Corporation shall imprint such legends on certificates evidencing shares outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Securities in accordance with the terms of this Agreement.

     20.  Duration of Agreement.
          ---------------------

          The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the earliest to occur of (a) the Transfer of all Securities owned by such Stockholder and (b) the consummation of an IRR Event.

     21.  Severability.
          ------------

          Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

     22.  Entire Agreement.
          ----------------

          This document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     23.  Certain Stockholders.
          --------------------

          If any Stockholder is an entity that was formed for the purpose of acquiring Securities or that has no substantial assets other than Securities or interests in Securities, such Stockholder agrees that (a) shares of its common stock or other instruments reflecting equity interests in such entity (and the shares of common stock or other equity interests in any similar entities controlling such entity) will note the restrictions contained in this Agreement on the transfer of Securities as if such common stock or other equity interests were Securities and (b) no shares of such common stock or other equity interests may be transferred to any Person other than in accordance with the terms and provisions of this Agreement as if such common stock or other equity interests were Securities.

     24.  Successors and Assigns.
          ----------------------

          Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Corporation and its successors and assigns and the Stockholders and any subsequent holders of Securities and the respective successors and permitted assigns of each of them, so long as they hold Securities. None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Corporation or any of its Subsidiaries. This Agreement is not intended to create any third party beneficiaries.

     25.  Counterparts.
          ------------

          This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     26.  Remedies.
          --------

     (a) Each Stockholder shall have all rights and remedies reserved for such Stockholder pursuant to this Agreement, the Subscription Agreement dated the date hereof, the Certificate and Bylaws and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

     (b) The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

     (c) It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     27.  Notices.
          -------

          All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one business day after being sent by reputable overnight courier (charges prepaid) (regardless of whether the recipient refuses to accept delivery), (c) five business days after being sent to the recipient by certified or registered mail, return receipt requested and postage prepaid regardless of whether the recipient refuses to accept delivery) or (d) when sent to the recipient by facsimile (followed promptly by personal, courier or certified or registered mail delivery). The Corporation's address is:

               USS Holdings, Inc.
               c/o D. George Harris & Associates, Inc.
               399 Park Avenue
               32nd Floor
               New York, New York 10022
               Telephone:  (212) 207-6400
               Telecopier: (212) 207-6470
               Attention:  Donald G. Kilpatrick


          With a copy to:

               Winthrop, Stimson, Putnam & Roberts
               One Battery Park Plaza
               New York, New York 10004
               Telephone:  (212) 858-1000
               Telecopier: (212) 858-1500
               Attention:  Kenneth E. Adelsberg, Esq.

          The address for each Stockholder is set forth on Schedule 1 hereto; and if to CMCC, with a copy to:

               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza
               New York, New York 10112
               Telephone:  (212) 408-2400
               Telecopier: (212) 408-2420
               Attention:  John J. Suydam, Esq.

     27.  Governing Law.
          -------------

          All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     28.  Further Assurances.
          ------------------

          Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

     29.  Jurisdiction; Venue; Process.
          ----------------------------

          The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the State of New York. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

     30.  Representation and Warranties of the Stockholders.
          -------------------------------------------------

          Each Stockholder (as to himself or itself only) represents and warrants to the Corporation and the other Stockholders that, as of the time such Stockholder becomes a party to this Agreement:

     (a) this Agreement has been duly and validly executed and delivered by such Stockholder and this Agreement constitutes a legal and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms;

     (b) the execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both (i) violate any provision of law, statute, rule or regulation to which the Stockholder is subject, (ii) violate any order, judgment or decree applicable to such Stockholder, or (iii) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Stockholder is a party or by which such Stockholder is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect the Stockholder's ability to perform its obligations hereunder;

     (c) the Stockholder purchased the Securities owned by it for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act;

     (d) the Stockholder understands that (i) the Securities have not been registered under the Securities Act or registered or qualified under applicable state securities laws by reason of their issuance by the Corporation in a transaction exempt from the registration and qualification requirements of the Securities Act and applicable state securities laws, and (ii) the Securities must be held by the Stockholder indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from such registration or qualification. The Stockholder understands that the certificates for the Securities will bear the legends described in Section 19(b) and (e);

     (e) the Stockholder further understands that, with respect to the Securities, the exemption from registration afforded by Rule 144 (the provisions of which are known to the Stockholder) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may only afford the basis for sales only in limited amounts;

     (f) the Stockholder has not employed any broker or finder or similar person in connection with its purchase of the Securities;

     (g) except as disclosed in writing to the Corporation prior to the acquisition of Securities by such Stockholder, the Stockholder is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act). The Corporation has made available to the Stockholder or its representatives all agreements, documents, records and books that the Stockholder has requested relating to an investment in the Securities. The Stockholder has had an opportunity to ask questions of, and receive answers from, Persons acting on behalf of the Corporation concerning the terms and conditions of this investment, and answers have been provided to all of such questions to the full satisfaction of the Stockholder. No oral representations have been made or furnished to, or relied on by, the Stockholder or its representatives in connection with its investment in the Securities. The Stockholder has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of its investment in the Securities;

     (h) the Stockholder has no need for liquidity in its investment in the Securities and is able to bear the economic risk of its investment in the Securities and the complete loss of all of such investment;

     (i) the Stockholder further understands that this Agreement is made with the Stockholder in reliance upon the Stockholder's representations to the Corporation contained in this Section 31; and

     (j) the Stockholder and its representatives have conducted a due diligence investigation and have had the opportunity to review all documents and information which the Stockholder and its representatives have requested concerning Silica, the Corporation, the Subsidiaries and the Stockholder's investment. In reaching its decision to invest in the Corporation, the Stockholder has relied on the foregoing investigation and information, on the representations and warranties in the Stock Purchase Agreement and on the representations and warranties set forth herein.

     31.  Conflicting Agreements.
          ----------------------

          No Stockholder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Securities on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Stockholders or with Persons that are not parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition or disposition of Securities of the Corporation in a manner which is inconsistent with this Agreement.

     32.  Mutual Waiver of Jury Trial.
          ---------------------------

          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                                   * * * * *

          IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders Agreement as of the date first written above.

                                   USS HOLDINGS, INC.


                                   By:  /s/ Richard J. Nick
                                        ----------------------------------------
                                        Name:  Richard J. Nick
                                        Title: Vice President


                                   CHASE MANHATTAN CAPITAL CORPORATION


                                   By:  /s/ Robert R. Ruggiero, Jr.
                                        ----------------------------------------
                                        Name:  Robert R. Ruggiero, Jr.
                                        Title: Vice President


                                   [SUB-DEBT HOLDER]


                                   By:  ________________________________________
                                        Name:
                                        Title:


                                   _____________________________________________
                                   D. George Harris


                                   _____________________________________________
                                   Anthony J. Petrocelli


                                        /s/ Richard J. Donahue
                                   ---------------------------------------------
                                   Richard J. Donahue


                                        /s/ Donald G. Kilpatrick
                                   ---------------------------------------------
                                   Donald G. Kilpatrick


                                   _____________________________________________
                                   David Willetts


                                        /s/ Richard J. Nick
                                   ---------------------------------------------
                                   Richard J. Nick


                                        /s/ William J. Sichko
                                   ---------------------------------------------
                                   William J. Sichko

                                       /s/ Emanuel J. Di Teresi
                                   ---------------------------------------------
                                   Emanuel J. Di Teresi


                                   _____________________________________________
                                   Michael R. Boyce


                                       /s/ Matthew J. Dowd
                                   ---------------------------------------------
                                   Matthew J. Dowd


                                   Trust under Agreement of D. George Harris dated November 18, 1994
                                   F/B/O Robert Harris


                                   By   ________________________________________
                                        Anthony J. Petrocelli, Trustee


                                   By:     /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   Trust under Agreement of D. George Harris dated November 18, 1994
                                   F/B/O Margaret Harris


                                   By   ________________________________________
                                        Anthony J. Petrocelli, Trustee


                                   By:     /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee

                                   Trust under Agreement of D. George Harris dated November 18, 1994
                                   F/B/O Keith Coleman


                                   By   ________________________________________
                                        Anthony J. Petrocelli, Trustee


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   Trust under Agreement of D. George Harris dated November 18, 1994
                                   F/B/O Augustus Northridge


                                   By   ________________________________________
                                        Anthony J. Petrocelli, Trustee


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   Trust under Agreement of D. George Harris dated January 31, 1995
                                   F/B/O P.G.F. Scurr


                                   By   ________________________________________
                                        Anthony J. Petrocelli, Trustee


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   Trust under Agreement of Anthony J.
                                   Petrocelli
                                   dated October 29, 1990


                                   By   ________________________________________
                                        D. George Harris, Trustee


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee

                                   Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                   F/B/O Daniel G. Kilpatrick


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   By:       /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                   Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                   F/B/O Eleanor P. Kilpatrick


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   By:       /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                   Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                   F/B/O Jennifer C. Kilpatrick


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   By:       /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee


                                   Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993
                                   F/B/O Douglas A. Kilpatrick


                                   By:       /s/ Donald G. Kilpatrick
                                        ----------------------------------------
                                        Donald G. Kilpatrick, Trustee


                                   By:       /s/ Anthony J. Petrocelli
                                        ----------------------------------------
                                        Anthony J. Petrocelli, Trustee

                                  SCHEDULE 1
                                  ----------

     Stockholders/Address
     --------------------

     Chase Manhattan Capital Corporation
     1 Chase Manhattan Plaza
     New York, NY 10081

     D. George Harris*
     Anthony J. Petrocelli*
     Richard J. Donahue*
     Donald G. Kilpatrick*
     David Willetts*
     Richard J. Nick*
     William J. Sichko*
     Emanuel J. Di Teresi*
     Michael R. Boyce*
     Matthew J. Dowd*

     Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Robert Harris*

     Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Margaret Harris*

     Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Paige Coleman*

     Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Keith Coleman*

     Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Augustus Northridge*

     Trust under Agreement of D. George Harris dated January 31, 1995 F/B/O P.G.F. Scurr*

     Trust under Agreement of Anthony J. Petrocelli dated October 29, 1990*

     Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Daniel G. Kilpatrick*

     Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Eleanor P. Kilpatrick*

     Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Jennifer C. Kilpatrick*

     Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Douglas A. Kilpatrick*

     *   c/o D. George Harris & Associates, Inc.
         399 Park Avenue
         32nd Floor.
         New York, NY 10022

                                  SCHEDULE 2
                                  ----------

          The Budgeted EBITDA numbers attached hereto as Annex 1 have been agreed between the parties and shall be used by Chase Manhattan Capital Corporation to calculate the Budgeted EBITDA monthly numbers for the purposes of this Agreement by apportioning with respect to each calendar year number attached hereto for each month the percentages set out below:

                                                  %
                                                -----

                    January                       7.1
                    February                      7.0
                    March                         7.5
                    April                         9.3
                    May                          10.8
                    June                          8.5
                    July                          8.6
                    August                        9.4
                    September                     9.0
                    October                      11.8
                    November                      8.1
                    December                      2.9
                                                -----
                                                100.0
                                                =====

          For example, the Budgeted EBITDA for the twelve month period ending June 30, 1999 shall equal

                    30,119    x   49.8  =   14,999.27
                                  ----
                                   100

                    31,010    x   50.2  =   15,567.02
                                  ----      ---------
                                   100
                                            30,566.29
                                            =========

                                                                         ANNEX 1


                       Calendar Year          000's
                       -------------          -----

                           1996              26,790
                           1997              29,503
                           1998              30,119
                           1999              31,010
                           2000              31,927
                           2001              32,272
                           2002              33,246
                           2003              34,249
                           2004              35,283
                           2005              36,348

                                   WORKSHEET
                                   ---------

Management Agreement EBITDA Trigger Formula (Schedule 2)

Months
                        January February  March   April    May     June    July    August  September  October  November  December
                        ------- --------  -----   -----    ---     ----    ----    ------  ---------  -------  --------  --------
Annual EBITDA
         1997   29,503   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         1998   30,119   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         1999   31,010   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         2000   31,927   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         2001   32,272   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         2002   33,248   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         2003   34,249   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         2004   35,283   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%
         2005   36,348   7.100%   7.000%  7.500%  9.300%  10.800%  8.500%  8.600%  9.400%   9.000%    11.800%   8.100%    2.900%

Rolling 12 Month
Calculation
                        January  February  March   April    May     June   July    August  September  October  November  December
                        -------  --------  -----   -----    ---     ----   ----    ------  ---------  -------  --------  --------
         1998                     29,590   29,638  29,893  29,760  29,812  29,865  29,023    29,970    30,051    30,101   30,119
         1999            30,182   30,245   30,311  30,394  30,491  30,568  30,643  30,727    30,807    30,912    30,964   31,010
         2000            31,075   31,139   31,208  31,293  31,392  31,470  31,549  31,635    31,718    31,628    31,900   31,927
         2001            31,051   31,976   32,002  32,034  32,071  32,100  32,130  32,162    32,193    32,234    32,262   32,272
         2002            32,341   32,409   32,482  32,573  32,678  32,761  32,845  32,936    33,024    33,139    33,218   33,248
         2003            33,317   33,387   33,463  35,536  33,664  33,760  33,836  33,930    34,020    34,139    34,220   34,249
         2004            34,322   34,395   34,472  34,589  34,680  34,768  34,857  34,954    35,047    35,169    35,253   35,283
         2005            35,359   35,433   35,513  35,612  35,727  35,818  35,909  36,009    38,105    38,231    36,317   36,248

                                  SCHEDULE 3
                                  ----------

                        [Form of Restated Certificate]

                             AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                              USS HOLDINGS, INC.

                          ___________________________

                Pursuant to Sections 242 and 245 of the General
                   Corporation Law of the State of Delaware
                          ___________________________

          USS Holdings, Inc., hereinafter called the "Corporation," a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

          FIRST:   The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 19, 1995.

          SECOND:   This Amended and Restated Certificate of Incorporation
restates, integrates and amends the Certificate of Incorporation and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

          THIRD:   The text of the Certificate of Incorporation of the
Corporation is hereby amended and restated to read in its entirety as follows:

                                 ARTICLE FIRST
                                 -------------

          The name of the Corporation is USS Holdings, Inc.

                                ARTICLE SECOND
                                --------------

          The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

                                 ARTICLE THIRD
                                 -------------

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware Statute").

                                ARTICLE FOURTH
                                --------------

          The total number of shares of all classes of stock which the Corporation shall have authority to issue is 11,300,000 shares, consisting of
(a) 3,800,000 shares of preferred stock, $.01 par value (the "Preferred Stock"), of which 1,200,000 shares are designated Series A Redeemable Preferred Stock (the "Series A Preferred Stock") and 2,500,000 are designated Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (b) 7,500,000 shares of common stock, $.01 par value (the "Common Stock"), of which 5,000,000 shares are designated Class A Common Stock (the "Class A Common Stock") and 2,500,000 shares are designated Class B Common Stock (the "Class B Common Stock").

          Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as are stated herein and in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors as hereinafter provided. Except as otherwise expressly stated herein or in the resolution or resolutions providing for the establishment of any series of Preferred Stock, any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

          Authority is hereby expressly granted to the Board of Directors to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges, preemptive rights and liquidation preferences, as shall be stated in such resolution or resolutions, all to the full extent permitted by the Delaware Statute; provided, however, that no such
                                               --------  -------
Preferred Stock established by resolution or resolutions shall possess any voting rights, except to the extent expressly provided in the resolution or resolutions establishing such Preferred Stock or as otherwise required by the Delaware Statute. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior or rank equally or be junior to any other series. Except as may otherwise be provided in this Certificate of Incorporation with respect to the Series A Preferred Stock and Series B Preferred Stock and except as may be provided in the resolutions providing for the establishment of any series of Preferred Stock issued after the date hereof, no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the establishment of any series of Preferred Stock or the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation.

          The designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Series A Preferred Stock, Series B Preferred Stock, Class A Common Stock and Class B Common Stock are as follows:

          A.   SERIES A PREFERRED STOCK
               ------------------------

          1.   Dividends.
               ---------

          (a) The Corporation shall accrue dividends on each share of Series A Preferred Stock on each Dividend Accrual Date, at an amount per share equal to the Series A Dividend Rate times the average balance of the Series A Liquidation Preference from the last Dividend Accrual Date (or, in the case of the first Dividend Accrual Date, the Original Issuance Date) to the Dividend Accrual Date in question. Dividends on the Series A Preferred Stock for any period other than a full dividend period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. All unpaid dividends hereunder shall accrue and cumulate and shall increase the Series A Liquidation Preference from the applicable Dividend Accrual Date.

          (b) Except for dividends on Junior Stock payable solely in additional shares of Junior Stock, unless all accrued dividends on all outstanding shares of the Series A Preferred Stock shall have been paid or declared and set aside for payment, no dividend shall be declared, paid or set apart for payment or any other distribution (whether in cash or obligations of the Corporation or other properties) upon any Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation.

          (c) Dividends shall accrue in accordance with this Section A.1 to the holders of record of Series A Preferred Stock as they appear on the stock ledger of the Corporation on the Dividend Accrual Date.

          (d) Accrued dividends on the Series A Preferred Stock shall be paid when, as and if declared by the Board or otherwise as provided herein.

          2.   Rights on Liquidation.
               ---------------------

          (a) In the event of any Liquidation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of any Junior Stock, an amount per share equal to the Series A Liquidation Preference. After payment of such liquidating distributions, the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation or any other corporation into or with the Corporation shall not be deemed a Liquidation within the meaning of this Section A.2.

          3.   Redemption of Series A Preferred Stock.
               --------------------------------------

          (a) The Corporation shall redeem all of the shares of Series A Preferred Stock then outstanding on the Redemption Date.

          (b) The Corporation may redeem (pro rata as to each holder based upon
                                          --- ----
the number of shares of Series A Preferred Stock held by such holder), at any time and at its option, any or all of the shares of Series A Preferred Stock then outstanding.

          (c) The per share redemption price at which shares of Series A Preferred Stock are to be redeemed pursuant to this Section A.3 shall be equal to the Series A Liquidation Preference. If less than all of the outstanding shares of the Series A Preferred Stock are to be redeemed pursuant to Section A.3(b), the shares shall be redeemed from the holders thereof pro rata based
                                                              --- ----
upon the number of shares of Series A Preferred Stock held by each such holder.

          (d) At least 30 days but not more than 60 days prior to the date fixed for any redemption (each, a "Series A Redemption Date") of shares of the Series A Preferred Stock, a written notice (the "Series A Redemption Notice") shall be given to each holder of record of shares of the Series A Preferred Stock to be redeemed. Such notice shall specify (1) the number of shares being redeemed from such holder, (2) the Series A Redemption Date and (3) the amount to be paid for each share of Series A Preferred Stock to be redeemed. The Series A Redemption Notice shall call upon such holder to surrender to the Corporation on the Series A Redemption Date, at the place or places designated in the Series A Redemption Notice, the certificate or certificates representing the number of shares of the Series A Preferred Stock to be redeemed from such holder as specified in the Series A Redemption Notice. On and after the Series A Redemption Date, each holder of shares of the Series A Preferred Stock to be redeemed shall be entitled to receive the redemption price for such shares upon the presentation and surrender of the certificate or certificates representing such shares at the place designated in the Series A Redemption Notice. Each surrendered certificate shall be canceled. If less than all of the shares represented by any certificate are redeemed, a new certificate shall be issued representing the shares not redeemed. From and after the Series A Redemption Date (unless default shall be made by the Corporation in payment of the redemption price), or from and after the date the Series A Redemption Notice has been sent as aforesaid and a sum sufficient to redeem the shares of the Series A Preferred Stock called for redemption shall have been irrevocably deposited or set aside, all dividends on the shares of the Series A Preferred Stock designated for redemption in the Series A Redemption Notice shall cease to accrue, all rights to the holders thereof as stockholders of the Corporation, except the right to receive the redemption price thereof upon the surrender of certificates representing such shares, shall cease and terminate, such shares shall not thereafter be transferred on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

          4.  Voting Rights.
              -------------

          (a) The holders of the Series A Preferred Stock shall not, except as otherwise required by law or as set forth herein, have any right or power to vote on any matter or in any proceeding or to be represented on any matter or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders. The holders of the Series A Preferred Stock shall be entitled to one vote for each share held on any matter as to which they shall be entitled to vote.

          (b) So long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote, or the written consent as provided by law, of the holders of at least two-thirds of the shares of the Series A Preferred Stock then outstanding, voting as a class:

              (i) change the preferences, rights or powers with respect to the Series A Preferred Stock so as to affect such stock adversely; or

              (ii) authorize, create or issue any (i) equity securities of the Corporation having rights (other than as to voting), preferences or priorities (including dividend and liquidation preferences) equal to or superior to the Series A Preferred Stock, other than the Seller Preferred Stock, and additional shares of the Series A Preferred Stock, or (ii) any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation (other than shares of Series A Preferred Stock) having rights, preferences or priorities (including dividend and liquidation preferences) equal to or superior to the Series A Preferred Stock.

          5.  Retired Shares.
              --------------

          Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be deemed retired and may not thereafter be reissued or otherwise disposed of by the Corporation.

          B.  SERIES B PREFERRED STOCK
              ------------------------

          1.  Dividends.
              ---------

          (a) The Corporation shall accrue dividends on each share of Series B Preferred Stock on each Dividend Accrual Date, at an amount per share equal to the Series B Dividend Rate times the average balance of the Series B Liquidation Preference from the last Dividend Accrual Date (or, in the case of the first Dividend Accrual Date, the Original Issuance Date) to the Dividend Accrual Date in question. Dividends on the Series B Preferred Stock for any period other than a full dividend period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. All unpaid dividends hereunder shall accrue and cumulate and shall increase the Series B Liquidation Preference from the applicable Dividend Accrual Date.

          (b) Unless all accrued dividends on all outstanding shares of the Series B Preferred Stock shall have been paid or declared and set aside for payment, no dividend shall be declared, paid or set apart for payment or any other distribution (whether in cash or obligations of the Corporation or other properties) upon any Junior Stock, nor shall any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, other than dividends on Junior Stock payable solely in additional shares of Junior Stock.

          (c) Dividends shall accrue in accordance with this Section B.1 to the holders of record of Series B Preferred Stock as they appear on the stock ledger of the Corporation on the Dividend Accrual Date.

          (d) In addition to the dividends set forth in paragraph (a) above, in the event that the Corporation shall pay a cash dividend on shares of Common Stock, the holder of each share of Series B Preferred Stock shall be entitled to receive a cash dividend, simultaneously with and in an amount equal to the amounts paid to the holder of each share of Common Stock; provided, however,
                                                          --------  -------
that for the purpose of calculating the amounts due per share of Series B Preferred Stock under this paragraph (d), each share of Series B Preferred Stock shall be deemed to be that number of shares of Common Stock into which such share of Series B Preferred Stock was convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such dividends.

          (e) In addition to the dividends set forth in paragraphs (a) and (d) above, in the event that the Corporation shall pay a non-cash dividend or distribution upon its Common Stock including, without limitation, any distribution of capital stock of the Corporation, stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, other assets or options or rights, the holders of Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock into which their shares of Series B Preferred Stock were convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

          2.  Rights on Liquidation.
              ---------------------

          (a) In the event of any Liquidation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of any Junior Stock, an amount per share equal to the Series B Liquidation Preference. After payment of such liquidating distributions, the holders of shares of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

          (b) The merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation shall not be deemed a Liquidation within the meaning of this Section B.2.

          3.  Voting Rights.
              -------------

          (a) Except as otherwise required by law, holders of Series B Preferred Stock shall not, prior to the occurrence of a Trigger Event, be entitled to vote on any matter to be voted on by the stockholders of the Corporation. From and after the occurrence of a Trigger Event, each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters as to which holders of Class A Common Stock shall be entitled to vote (with the number of votes specified in this Section B.3), together with such holders of Class A Common Stock as one class and in the same manner and with the same effect as such holders of Class A Common Stock, with each share of Series B Preferred Stock entitling the holder thereof to a number of votes equal to the number of shares of Common Stock issuable upon conversion of such share of Series B Preferred Stock on the date of such vote.

          (b) The Corporation shall not, without the affirmative consent or approval of a majority of the shares of Series B Preferred Stock outstanding at such time, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose for which notice shall have been given to the holders of Series B Preferred Stock in the manner provided by law:

              (A) authorize or designate or issue any additional shares of Series B Preferred Stock; or

              (B) change the preferences, rights or powers with respect to the Series B Preferred Stock so as to affect such stock adversely.

          4.  Conversion.
              ----------

          (a) Optional Conversion.  At any time and from time to time, any
              -------------------
holder of Series B Preferred Stock may convert all or any portion of such Series B Preferred Stock (including any fraction of a share) held by such holder into an equal number of fully paid and nonassessable Conversion Shares.

          (b) Automatic Conversion.  All of the outstanding shares of Series B
              --------------------
Preferred Stock (including any fractional shares) shall automatically be converted, without any further act of the Corporation or its stockholders, into an equal number of fully paid and nonassessable Conversion Shares upon an Event of Conversion. The date on which an Event of Conversion occurs shall be referred to herein as the "Series B Conversion Date" in respect to shares converted pursuant to this Section B.4(b).

          (c) Conversion Procedure.
              --------------------

              (i) Each conversion of Series B Preferred Stock shall be deemed to have been effected on (A) the Series B Conversion Date in the case of conversion pursuant to Section B.4(b) or (B) the close of business on the date on which the certificate or certificates representing the shares of Series B Preferred Stock to be converted have been surrendered at the principal office of the Corporation in the case of conversion pursuant to Section B.4(a). At such time as such conversion has been effected, the rights of the holder of the shares of Series B Preferred Stock being converted, shall cease and the Person or Persons in whose name or names any certificate or certificates for Conversion Shares are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby.

              (ii) As soon as possible after a conversion has been effected the Corporation shall deliver to the holder so converting shares of Series B Preferred Stock:

             (A) a certificate or certificates representing the number of Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the holder has specified; and

             (B) a certificate representing any shares of Series B Preferred Stock, if any, which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

              (iii) The issuance of certificates for Conversion Shares upon conversion of shares of Series B Preferred Stock shall be made without charge to the holders of such shares of Series B Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of Conversion Shares; provided,
                                                               --------
however, that the holders shall pay any tax in respect of any transfer involved
-------
in the issuance of Conversion Shares in a name other than that in which the shares of Series B Preferred Stock were registered. Upon conversion of each share of Series B Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Conversion Shares issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

              (iv) The Corporation shall not close its books against the transfer of shares of Series B Preferred Stock or of Conversion Shares in any manner which interferes with the timely conversion of shares of Series B Preferred Stock. The Corporation shall assist and cooperate with any holder of shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

              (v) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Conversion Shares, solely for the purpose of issuance upon the conversion of the Series B Preferred Stock, such number of Conversion Shares issuable upon the conversion of all outstanding Series B Preferred Stock. All Conversion Shares which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such Conversion Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Conversion Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

          (d) Adjustments.  If, at any time, the number of Conversion Shares
              -----------
outstanding is increased by a stock dividend payable in shares of Class A Common Stock or Class B Common Stock or by a subdivision or split-up of shares of Class A Common Stock or Class B Common Stock, then, in each such case, following the record date for such event, the number of shares of Class A Common Stock or Class B Common Stock into which each share of the Series B Preferred Stock is then, or at any time may be convertible, shall be increased in proportion to such increase in outstanding shares. If, at any time, the number of shares of Class A Common Stock or Class B Common Stock outstanding is decreased by a combination of the outstanding shares of Class A Common Stock or Class B Common Stock, then, following the record date for such combination, the number of shares of Class A Common Stock or Class B Common Stock into which each share of Series B Preferred Stock is then, or at any time may be convertible, shall be decreased in proportion to such decrease in outstanding shares. In case, at any time, of any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares) or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Conversion Shares) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other Person, each share of Series B Preferred Stock shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the holder of the number of Conversion Shares deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon conversion of such share of Series B Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

          C.   COMMON STOCK
               ------------

          1.   General.  Except as otherwise provided in this Article Fourth,
               -------
all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same powers, preferences and relative participating, optional and other special rights, subject to the same qualifications and restrictions thereof.

          2.   Voting.  Each holder of Class A Common Stock shall be entitled to
               ------
one vote per share of Class A Common Stock held by such holder on all matters to be voted on by the stockholders of the Corporation. Except as otherwise required by law, holders of Class B Common Stock shall not be entitled to vote on any matter to be voted on by the stockholders of the Corporation.

          3.   Rights.  Except for and subject to those rights expressly granted
               ------
to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders.

          4.   Conversion.
               ----------

          (a)  Optional Conversion.  Shares of Class A Common Stock may not be
               -------------------
converted into shares of Class B Common Stock. Shares of Class B Common Stock may not be converted into shares of Class A Common Stock except as provided in Section C.4(b).

          (b)  Automatic Conversion.  All of the outstanding shares of Class B
               --------------------
Common Stock (including any fractional shares) shall automatically be converted, without any further act of the Corporation or its stockholders, into an equal number of fully paid and nonassessable shares of Class A Common Stock upon a Trigger Event or Event of Conversion. The date on which a Trigger Event or an Event of Conversion occurs shall be referred to herein as the "Class B Conversion Date" in respect to shares converted pursuant to this Section C.4(b).

          (c)  Conversion Procedure.
               --------------------

               (i) The conversion of Class B Common Stock shall be deemed to have been effected on the Class B Conversion Date. At such time as such conversion has been effected, the rights of the holder of the shares of Class B Common Stock being converted shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Class A Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

               (ii) As soon as possible after a conversion has been effected the Corporation shall deliver to each holder of Class B Common Stock a certificate or certificates representing the number of shares of Class A Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the holder has specified.

               (iii) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Class A Common Stock; provided, however, that
                                                        --------  -------
the holders shall pay any tax in respect of any transfer involved in the issuance of shares of Class A Common Stock in a name other than that in which the shares of Class B Common Stock were registered. Upon conversion of each share of Class B Common Stock, the Corporation shall take all such actions as are necessary in order to insure that the shares of Class A Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable.

               (iv) The Corporation shall not close its books against the transfer of shares of Class B Common Stock or of shares of Class A Common Stock in any manner which interferes with the timely conversion shares of Class B Common Stock. The Corporation shall assist and cooperate with any holder of shares required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares hereunder (including, without limitation, making any filings required to be made by the Corporation).

               (v) The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the conversion of the Class B Common Stock, such number of shares of Class A Common Stock issuable upon the conversion of all outstanding Class B Common Stock. All shares of Class A Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Corporation shall take all such actions as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class A Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

          (d)  Adjustments.
               -----------

          If, at any time, the number of shares of Class A Common Stock outstanding is increased by a stock dividend payable in shares of Class A Common Stock or by a subdivision or split-up of shares of Class A Common Stock, or the number of shares of Class B Common Stock is decreased by a combination of the outstanding shares of Class B Common Stock, then, and in each such case, following the record date for such event, the number of shares of Class A Common Stock into which each share of the Class B Common Stock is convertible shall be increased in proportion to such increase in outstanding shares of Class A Common Stock or decrease in outstanding shares of Class B Common Stock, as the case may be. If, at any time, the number of shares of Class B Common Stock is increased by a stock dividend payable in shares of Class B Common Stock or by a subdivision or split-up of shares of Class B Common Stock or the number of shares of Class A Common Stock outstanding is decreased by a combination of the outstanding shares of Class A Common Stock, then, in each such case, following the record date for such event, the number of shares of Class A Common Stock into which each share of Class B Common Stock is convertible shall be decreased in proportion to such increase in outstanding shares of Class B Common Stock or decrease in outstanding shares of Class A Common Stock, as the case may be. In case, at any time, of any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares) or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Class A Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other Person, each share of Class B Common Stock shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the holder of the number of shares of Class A Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon conversion of such share of Class B Common Stock would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

          D.   DEFINITIONS
               -----------

          "Acquisition Debt" shall mean the indebtedness incurred by the
           ----------------
Corporation or its Subsidiaries under the Credit Agreement and the Securities Purchase Agreement and any indebtedness incurred to refinance such indebtedness.

          "Class B Conversion Date" has the meaning ascribed to it in Section
           -----------------------
C.4(b).

          "Common Stock" means, collectively, the Corporation's Class A Common
           ------------
Stock and Class B Common Stock and any capital stock of any class of the Corporation (other than the Series A Preferred Stock, the Series B Preferred Stock and the Seller Preferred Stock) hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any Liquidation.

          "Conversion Shares" shall mean (i) prior to the occurrence of a
           -----------------
Trigger Event, shares of Class B Common Stock and (ii) from and after the occurrence of a Trigger Event, shares of Class A Common Stock.

          "Credit Agreement" has the meaning ascribed to it in the Stockholders
           ----------------
Agreement.

          "Designated Offering" means an IPO which results in aggregate net cash
           -------------------
proceeds (net of underwriter discounts and commissions and estimated offering expenses) to the Corporation and/or any selling stockholders of not less than $30,000,000.

          "Dividend Accrual Date" means June 30 and December 31 of each year,
           ---------------------
commencing June 30, 1996, and any other date upon which any payment on Liquidation or by way of a redemption is made on the Series A Preferred Stock or Series B Preferred Stock, as applicable.

          "Event of Conversion" means the first to occur of:
           -------------------

               (i)    the consummation of a Designated Offering; or

               (ii) the conversion by the holders thereof of more than 50% of the shares of Series B Preferred Stock issued on the Original Issuance Date.

          "IPO" means the initial public offering of the Common Stock registered
           ---
pursuant to the Securities Act.

          "IRR Event" shall have the meaning ascribed to it in the Stockholders
           ---------
Agreement.

          "Junior Stock" means (i) with respect to the Series A Preferred Stock,
           ------------
all other classes and series of equity securities of the Corporation now existing or hereafter created, including the Common Stock and any class or series of Preferred Stock other than the Seller Preferred Stock, and (ii) with respect to the Series B Preferred Stock, all other classes and series of equity securities of the Corporation now existing or hereafter created, including the Common Stock and any class or series of Preferred Stock other than Series A Preferred Stock and the Seller Preferred Stock.

          "Liquidation" means any liquidation, dissolution or winding-up of the
           -----------
Corporation, whether voluntary or involuntary.

          "Original Issuance Date" means, with respect to each share of Series A
           ----------------------
Preferred Stock and Series B Preferred Stock, the date upon which such share of Series A Preferred Stock or Series B Preferred Stock was issued.

          "Person" means an individual, a partnership, a corporation, an
           ------
association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Redemption Date" means the first to occur of (i) the date which is 90
           ---------------
days after the repayment of all Acquisition Debt, (ii) February __, 2008 or
(iii) the date on which an IRR Event shall occur.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Purchase Agreement" has the meaning ascribed to it in the
           -----------------------------
Stockholders Agreement.

          "Seller Preferred Stock" shall have the meaning ascribed thereto in
           ----------------------
the Stockholders Agreement.

          "Series A Accrued Dividends" means (whether or not there shall have
           --------------------------
been net profits or net assets of the Corporation legally available for the payment of dividends) that amount which shall be equal to the dividends on the Series A Preferred Stock that have accrued in accordance with Section A.1 for the period from the Original Issuance Date to the date in question but have not been paid.

          "Series A Dividend Rate" means 12% per annum.
           ----------------------

          "Series A Liquidation Preference" means, at any point in time, an
           -------------------------------
amount per share equal to the Series A Original Liquidation Preference, plus the amount of any Series A Accrued Dividends, if any, through the date in question.

          "Series A Original Liquidation Preference" means, with respect to each
           ----------------------------------------
share of Series A Preferred Stock, $7.78.

          "Series A Redemption Date" has the meaning ascribed to it in Section
           ------------------------
A.3(d).

          "Series A Redemption Notice" has the meaning ascribed to it in Section
           --------------------------
A.3(d).

          "Series B Accrued Dividends" means (whether or not there have been net
           --------------------------
profits or net assets of the Corporation legally available for the payment of dividends) that amount which shall be equal to the dividends on the Series B Preferred Stock that have accrued in accordance with Section B.1 for the period from the Original Issuance Date to the date for the period from the Original Issuance Date to the date in question but have not been paid, plus any other dividends or distributions declared or required to be paid on the Series B Preferred Stock and which remain unpaid at such time.

          "Series B Conversation Date" has the meaning ascribed to it in Section
           --------------------------
B.4(b).

          "Series B Dividend Rate" means 9% per annum.
           ----------------------

          "Series B Liquidation Preference" means, at any point in time, an
           -------------------------------
amount per share equal to the Series B Original Liquidation Preference, plus the amount of any Series B Accrued Dividends, if any, through the date in question.

          "Series B Original Liquidation Preference" means with respect to each
           ----------------------------------------
share of Series B Preferred Stock, $10.

          "Stockholders Agreement" means the Stockholders Agreement dated as of
           ----------------------
February __, 1996, among the Corporation and the other parties thereto, as the same may be amended from time to time.

          "Subsidiary" means any corporation of which the shares of outstanding
           ----------
capital stock possessing the voting power (under ordinary circumstances) in electing the board of directors of such corporation are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through one or more Subsidiaries.

          "Trigger Event" shall have the meaning ascribed thereto in the
           -------------
Stockholders Agreement.

                                 ARTICLE FIFTH
                                 -------------

          The number of directors of the Corporation shall be such as from time to time shall be fixed in the manner provided in the By-laws of the Corporation. The election of directors of the Corporation need not be by ballot unless the By-laws so require.

                                 ARTICLE SIXTH
                                 -------------

          A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Statute, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware Statute is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware Statute, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          The Corporation shall, to the fullest extent permitted by Section 145 of the Delaware Statute, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all officers and directors of the Corporation from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Section. Such right to indemnification shall continue as to any person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Richard J. Nick, its Vice President, and attested by Donald G. Kilpatrick, its Secretary, as of the _____ day of February, 1996.

                                   USS HOLDINGS, INC.

                                   By:___________________________________
                                      Name:      Richard J. Nick
                                      Title:     Vice President

ATTEST:

By:_______________________
   Name:  Donald G. Kilpatrick
   Title:  Secretary

                               State of Delaware

                       Office of the Secretary of State
                       --------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "USS HOLDINGS, INC.", FILED IN THIS OFFICE ON THE NINTH DAY OF FEBRUARY, A.D. 1996, AT 2:22 O'CLOCK P.M.








                         [SEAL]       ____________________________________
                                      Edward J. Freel, Secretary of State

                                      AUTHENTICATION:

2543882   8100                                         7822799
                                                DATE:
960039654                                              02-09-96

             Certificate of Designations by the Board of Directors
                as to the Designations, Preferences and Rights
                        of the Series C Preferred Stock
                                      of
                              USS HOLDINGS, INC.

     USS Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), the Amended and Restated Certificate of Incorporation of which was filed in the office of the Secretary of State of Delaware on February 9, 1996, does by its Vice Chairman and its Secretary, and under its corporate seal, hereby certify as follows:

     First:  That by the Amended and Restated Certificate of Incorporation duly
     -----
filed in the above office as above stated, the total number of shares which the Corporation may issue is stated therein to be as follows:

     "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 11,300,000 shares, consisting of (a) 3,800,000 shares of preferred stock, $.01 par value (the "Preferred Stock"), of which 1,200,000 shares are designated Series A Redeemable Preferred Stock (the "Series A Preferred Stock") and 2,500,000 shares are designated Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (b) 7,500,000 shares of common stock, $.01 par value (the "Common Stock"), of which 5,000,000 shares are designated Class A Common Stock (the "Class A Common Stock") and 2,500,000 shares are designated Class B Common Stock (the "Class B Common Stock")."

     Second:  That by said Amended and Restated Certificate of Incorporation,
     ------
the Board of Directors of the Corporation is expressly authorized to issue, as determined by resolution or resolutions of the Board of Directors before issuance, the Preferred Stock from time to time, in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges, preemptive rights and liquidation preferences, as shall be stated in such resolution or resolutions, all to the full extent permitted by the General Corporation Law of the State of Delaware; provided, however, that no such Preferred Stock established by resolution or resolutions shall possess any voting rights, except to the extent expressly provided in the resolution or resolutions establishing such Preferred Stock or as otherwise required by the General Corporation Law of the State of Delaware.

     Third:  That pursuant to the authority so vested in the Board of
     -----
Directors, the Board of Directors duly adopted the following Resolutions:

             "RESOLVED, that there be created a series of preferred stock, par value $.01 per share, of the Corporation, bearing the designation "Series C Preferred Stock" (the "Series C Preferred Stock"); the number of shares of Series C Preferred Stock which the Corporation may issue shall be 20,000 shares (the "Shares"); and the Series C Preferred Stock shall have the following powers, preferences, relative rights and qualifications, limitations, restrictions, and other distinguishing characteristics:

     Section 1.   Ranking and Voting Rights.
                  -------------------------

             (a)  Ranking.  The Series C Preferred Stock shall, with respect to
                  -------
     amounts payable on redemption and distributions upon the liquidation, winding-up and dissolution of the Corporation, rank senior to all classes of common stock of the Corporation and to each other class of Capital Stock or series of preferred stock of the Corporation (collectively "Junior Securities"). The Corporation may not issue any new class or series of preferred securities or other Capital Stock ranking senior to or on a parity with the Series C Preferred Stock as to dividends distributions, amounts payable on redemption and distributions upon the liquidation, winding-up and dissolution of the Corporation without the approval of the holders of at least 66 2/3% the shares of the Series C Preferred Stock then outstanding, voting or consenting, as the case may be, separately as one class, except that without the approval of the holders of the Series C Preferred Stock, the Corporation may issue shares of preferred securities or other Capital Stock the proceeds of which are used to redeem or repurchase all shares of the Series C Preferred Stock then outstanding.

             (b) Voting Rights.  Each share of Series C Preferred Stock shall
                 -------------
     entitle the holder thereof to vote on all matters as to which holders of Class A Common Stock shall be entitled to vote, together with such holders of Class A Common Stock as one class and in the same manner and with the same effect as such holders of Class A Common Stock, with each share of Series C Preferred Stock entitling the holder thereof to five votes; provided, however, that in no event shall the holders of the Series C Preferred Stock have more than 28% of all of the votes cast on any matter as to which the holders of Series C Preferred Stock shall be entitled to vote.

     Section 2.  Dividends.  The Series C Preferred Stock shall not accrue
                 ---------
     dividends prior to the Mandatory Redemption Date, following which they shall accrue dividends at the rate of nine percent (9%) of their liquidation preference per annum, from the Mandatory Redemption Date until the date sufficient funds are made available for their redemption. Such dividends, if any, shall be payable in cash on redemption.

     Section 3.  Redemptions.
                 -----------

             (a) Optional Redemption.  The Series C Preferred Stock shall be
                 -------------------
     redeemable, in whole or in part, at any time prior to the Mandatory Redemption Date at the option of the Corporation in accordance with the Stock Purchase Agreement or upon not less than 30 nor more than 60 days' notice, at a redemption price per share equal to the Discounted Liquidation Preference.

             (b) Mandatory Redemption.  The Series C Preferred Stock shall be
                 --------------------
     subject to mandatory redemption (subject to the legal availability of funds therefor) in whole on the Mandatory Redemption Date at a redemption price per share equal to the liquidation preference, plus all accumulated and unpaid dividends from the Mandatory Redemption Date to the date sufficient funds are made available for redemption. The Corporation is required to redeem all the outstanding Series C Preferred Stock at a purchase price equal to their Discounted Liquidation Preference, plus all accumulated and unpaid dividends from the Mandatory Redemption Date to the date sufficient funds are made available for redemption, following the breach of any covenant contained in Section 5 hereof on the 180th day after the giving of notice to the Corporation by the holders of at least 51% of the Series C Preferred Stock requesting redemption of the Series C Preferred Stock as a result of such breach. In addition following a Change of Control and each reduction in the amount of Capital Stock held by Harris Stockholders thereafter, on the 60th day (or such later date, up to the 180th day, on which any security of the Corporation senior to the Series C Preferred Stock may be entitled to be purchased or redeemed upon such event) after the giving of notice to the Corporation by the holders of at least 51% of the Series C Preferred Stock requesting redemption as a result of such Change of Control or reduction, as the case may be, the Corporation shall be required to redeem at a purchase price equal to their Discounted Liquidation Preference, plus all accumulated and unpaid dividends from the Mandatory Redemption Date to the date sufficient funds are made available for redemption, Series C Preferred Stock in such an amount so that the percentage of the Shares outstanding after giving effect to such redemption shall not be greater than the percentage then held by Harris Stockholders of Capital Stock of the Corporation held by Harris Stockholders at the Closing. The Corporation shall be obligated to redeem Series C Preferred Stock only to the extent permitted under the General Corporation Law of Delaware.

             (c) Procedure for Redemption.  On and after a redemption date,
                 ------------------------
     unless the Corporation defaults in the payment of the applicable redemption price, all rights of the holders of Shares subject to redemption on such date shall terminate except for the right to receive the redemption price, without interest. Except as set forth in the Stock Purchase Agreement, the Corporation shall send a written notice of redemption by first class mail to each holder of record of the Series C Preferred Stock at its registered address, not fewer than 30 days nor more than 60 days prior to the date fixed for such redemption. Shares of the Series C Preferred Stock issued and reacquired shall, upon compliance with the applicable requirements of Delaware law, have the status of authorized but unissued shares of preferred stock of the Corporation undesignated as to series and may with any and all other authorized but unissued shares of preferred stock of the Corporation be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Corporation, subject to the provisions of the Corporation's certificate of incorporation (the "Certificate of Incorporation") and the terms of the Series C Preferred Stock remaining outstanding.

     Section 4.  Liquidation Preference.  Upon any voluntary or involuntary
                 ----------------------
     liquidation, dissolution or winding-up of the Corporation, the holders of the Series C Preferred Stock shall be entitled to be paid, out of the assets of the Corporation available for distribution, $1,000.00 plus all accumulated and unpaid dividends from the Mandatory Redemption Date to the dates sufficient funds are made available for redemption (or if such event occurs prior to the Mandatory Redemption Date, the Discounted Liquidation Preference) per share before any distribution is made on any Junior Securities, including, without limitation, common stock of the Corporation. After payment of the full amount of the liquidation preference to which they are entitled, the holders of the Series C Preferred Stock shall not be entitled to any further participation in any distribution of assets of the Corporation. However, neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more corporations shall be deemed to be a liquidation, dissolution or winding-up of the Corporation.

     Section 5.  Certain Covenants.
                 -----------------

             (a) Limitation on Restricted Payments:  Without the approval of the
                 ---------------------------------
     holders of 66 2/3% of the shares of Series C Preferred Stock then outstanding, the Corporation (i) shall not, directly or indirectly, declare or pay any dividend, or make any distribution, in respect of its Capital Stock or to the holders thereof (including pursuant to a merger or consolidation of the Corporation, but excluding any dividends or distributions payable solely in shares of Junior Securities (other than Disqualified Stock) or in options, warrants or other rights to acquire Junior Securities (other than Disqualified Stock)), and (ii) shall not, and shall not permit any Subsidiary of the Corporation to, directly or indirectly, purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Corporation or (b) any options, warrants, or rights to acquire shares of Capital Stock of the

     Corporation, (each of Clause (i) and (ii) being a "Restricted Payment"), unless: (1) no breach of a covenant contained in Section 3 hereof or this
     Section 5, and no event that with the lapse of time or the giving of notice, or both, would constitute a breach of a covenant contained in
     Section 3 hereof or this Section 5, shall have occurred and be continuing and (2) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments (other than Restricted Payments referred to in items
     (i), (iii) and (v) of the next sentence) following the Closing, does not exceed the sum of (a) 50% of the cumulative Consolidated Net Income of the Corporation (or if negative, 100% of the cumulative deficit) from the Closing through the last day of the last full fiscal quarter for which quarterly or annual financial statements of the Corporation are available, and (b) 100% of the aggregate net proceeds, including the fair value of property, to the Corporation from the issuance of Capital Stock (other than Disqualified Stock) of the Corporation and options, warrants or other rights to acquire Capital Stock (other than Disqualified Stock) of the Corporation (other than to a Subsidiary of the Corporation) and the principal amount (or accreted value) of Debt of the Corporation that has been converted into Capital Stock (other than Disqualified Stock) of the Corporation (other than Debt held, prior to such conversion, by a Subsidiary of the Corporation) after the Closing. Notwithstanding the foregoing, the Corporation and any of its Subsidiaries (i) may declare or pay any dividend, or make any distribution, in respect of the Series C Preferred Stock or to the holders thereof and may purchase, redeem or otherwise acquire or retire for value any Series C Preferred Stock, (ii) may purchase, redeem, acquire or retire Junior Securities in exchange for, or out of the proceeds of, the substantially concurrent issue of Junior Securities, except in each case to the extent that cash or any other property is to be paid or distributed by or on behalf of the Corporation in connection with such transaction, (iii) may make payments of up to $100,000 in any fiscal year to the extent necessary to pay the operating expenses of the parent entity of the Corporation, (iv) may purchase, redeem or otherwise acquire or retire for value shares of the Corporation's Capital Stock or options on such shares from officers or employees or former officers or employees of the Corporation or any Subsidiary thereof (or their estates or beneficiaries under their estates) upon death, disability, retirement or termination of employment of any such Person pursuant to the terms of any agreement under which such shares or options were issued, in an amount not in excess of $1,000,000 in any twelve-month period, (v) may purchase, redeem or otherwise acquire or retire for value shares of the Corporation's Capital Stock provided that the Corporation shall substantially concurrently redeem outstanding Series C Preferred Stock in the same proportion as Capital Stock held by Harris Stockholders is so purchased, redeemed or otherwise acquired or retired for value at such time. The foregoing provision shall not be violated by reason of the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision.

             (b) Transactions with Affiliates:  Without the approval of the
                 ----------------------------
     holders of 66 2/3% of the shares of Series C Preferred Stock then outstanding, the Corporation, except as permitted in the following paragraph, shall not, and shall not permit any Subsidiary to, enter into any transaction with an Affiliate of the Corporation including any loan, advance or investment, either directly or indirectly, unless such transaction is on terms which are at least as favorable as those available from a Person which is not an Affiliate. Any such transaction (or series of related transactions) that involves in excess of $250,000 shall be prohibited unless (i) the Board of Directors of the Corporation determines, as evidenced by a resolution of the Board of Directors, that such transaction is on terms no less favorable to the Corporation or such Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate and (ii) in the case of transactions that involve in excess of $5,000,000, the Board of Directors also obtains the opinion of a nationally recognized valuation firm to the same effect. The Corporation and any Subsidiary shall be permitted to enter into any transaction with an Affiliate of the Corporation if the Board of Directors obtains the opinion of an independent nationally recognized valuation firm to the effect that such transaction is on terms no less favorable to the Corporation than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate.

     The above requirements shall not be applicable to (i) any transaction among the Corporation and its Subsidiaries, (ii) any transaction with any Institutional Investor for the purpose of the making of any loan or advance to, investment in, or financing or refinancing for the benefit of, the Corporation or any Subsidiary by such Institutional Investor, (iii) any transaction permitted by Sections 5(a) or 5(d) hereof and (iv) any transaction contemplated by the Registration Rights Agreement, the Management Services Agreement or the DGHA Fee Letter. "Institutional Investor" shall mean any financial institution that enters into such transactions in the ordinary course of its business.

             (c) Limitation on Certain Asset Dispositions:  Without the approval
                 ----------------------------------------
     of the holders of 66 2/3% of the shares of Series C Preferred Stock then outstanding, the Corporation shall not, and shall not permit any Subsidiary to, make any Asset Disposition in one or more related transactions unless
     (i) the Corporation (or such Subsidiary) receives consideration at the time of such disposition at least equal to the fair market value of the shares or assets disposed of (as determined in good faith by (x) a designated officer of the Corporation if such consideration is less than $1 million or
     (y) the Corporation's Board of Directors if such consideration is greater than or equal to $1 million), and (ii) the Net Proceeds, less any amounts invested within 180 days of such disposition in assets related to the business of the Corporation and its Subsidiaries on the date of the Closing and related businesses, are applied (A) first, within 180 days of such disposition, to repay Debt then outstanding; and (B) second, to purchase outstanding Series C Preferred Stock at a purchase price equal to their Discounted Liquidation Preference.

     "Asset Disposition" means any transfer, conveyance, sale, lease or other disposition by the Corporation or any of its Subsidiaries (including by way of consolidation or merger), resulting in proceeds in excess of $500,000, of (i) shares of Capital Stock or other ownership interest of a Subsidiary of the Corporation,

     (ii) substantially all of the assets of the Corporation or any Subsidiary representing a division or line of business, or (iii) other assets or rights outside of the ordinary course of business.

     (d) Mergers, Consolidations and Certain Sales of Assets:  Without the
         ---------------------------------------------------
     approval of the holders of 66 2/3% of the shares of Series C Preferred Stock then outstanding, the Corporation shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of its properties and assets to any Person or group of Affiliates, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, transfer, lease or disposal of all or substantially all of the properties and assets of the Corporation and its Subsidiaries on a consolidated basis to any other Person which is not a Subsidiary of the Corporation or to a group of Affiliates which are not Subsidiaries of the Corporation, unless:
     (1) in a transaction in which the Corporation does not survive or in which the Corporation sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Corporation is organized under the laws of the United States of America or any State thereof or the District of Columbia and shall issue preferred securities that are substantially identical to the Series C Preferred Stock; and (2) immediately before and after giving effect to such transaction, no breach of a covenant contained in Section 3 hereof or this Section 5 shall have occurred and be continuing.

     Notwithstanding the foregoing requirements, in the event that the successor entity is a Subsidiary of HCG, the preferred securities to be issued by such successor entity may, at the option of the successor entity, be issued by HCNA or HCG instead of being issued by the successor entity; provided that (1) if HCNA is the issuer of the preferred securities, such securities shall have covenants substantially identical to Section 1011 "Limitation on Restricted Payments" and Section 1016 "Limitation on Transactions with Affiliates and Related Persons" in the HCNA Indenture dated as of October 15, 1993, as the same may be amended, relating to HCNA's 10 3/4% Senior Subordinated Notes due October 15, 2003 and this Section 5(d) and shall omit the covenants contained in Sections 5(a), 5(b) and 5(c) hereof; and
     (2) if HCG is the issuer of the preferred securities, such securities shall have covenants substantially identical to the covenants contained in this
     Section 5 except that the covenant contained in Section 5(c) shall be omitted and the covenant contained in Section 5(a) shall contain an exception equivalent to clause (iii) of the second sentence thereof but without an annual limitation for obligations for operating expenses with respect to HCG's Capital Stock existing at the issuance of such securities and with an annual limitation for obligations to be assumed thereafter reasonably designed to permit practices of HCG existing at the time of the issuance of such preferred securities. Whether or not the successor entity is a Subsidiary of HCG, the preferred securities to be issued may, at the option of the successor entity, omit the covenants contained in Sections 5(a), 5(b) and 5(c) hereof, so long as HCG issues a guarantee containing covenants substantially identical to the covenants referred to in clause (2) of the preceding sentence and guaranteeing the obligation of such successor entity to make mandatory redemptions of such preferred securities in the event of any breach of such covenants and as otherwise provided in such preferred securities. In the case of any new preferred securities issued in any of the cases referred to in this paragraph, the provision for "Change of Control" shall refer to a change of control of HCG and to definitions of "Harris Stockholders" and "Permitted Holders" substantially identical to the definitions contained herein except that the "Harris Stockholders" shall include such holders of HCG Capital Stock at the time of the issuance of such new preferred securities as the Chairman of D. George Harris & Associates, Inc. shall designate and "Permitted Holders" shall include all other holders of Capital Stock of HCG at the time of the issuance of such new preferred securities and the definition "Closing" shall mean the date of issuance of such new preferred securities.

             (e) Information:  So long as any of the Series C Preferred Stock
                 -----------
     are outstanding, the Corporation shall provide the holders of the Series C Preferred Stock and prospective holders of the Series C Preferred Stock upon request with copies of the annual audited and quarterly financial statements of the Corporation. The (i) quarterly financial statements shall be accompanied by a certificate of the Corporation's chief financial officer and (ii) audited annual financial statements shall be accompanied by a certificate of the Corporation's chief financial officer, in each case certifying that the Corporation is in compliance with the covenants contained in this Section 5.

             (f) Definitions:  "Affiliate" of any Person means any other
                 -----------
     Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.

     For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Attributable Value" means, as to a Capital Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

     "Capital Lease Obligation", of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person that is required to be classified and accounted for as a capital lease or a liability on the face of the balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) or corporate stock of such Person.

     "Change of Control" is defined to mean when the Permitted Holders cease (i) to be the beneficial owners (as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934), of at least 51% of the total voting power of all classes of Voting Stock of the Corporation or (ii) to have a sufficient number of their nominees elected to the Board of Directors of the Corporation such that such nominees constitute less than a majority of the Board of Directors of the Corporation.

     "Closing" shall have the meaning set forth in the Stock Purchase Agreement.

     "Consolidated Net Income" means for any period the consolidated net income (or loss) of the Corporation and its consolidated subsidiaries for such period determined in accordance with generally accepted accounting principles.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person to the extent of its Attributable Value,
     (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) every net obligation under any interest rate swap or similar agreement or foreign currency hedge, exchange or similar agreements of such Person and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor, guarantor or otherwise.

     "DGHA Fee Letter" means the letter agreement, dated the date of the Closing, among the Corporation, certain Subsidiaries thereof and D. George Harris Associates, Inc., as in effect on the date of the Closing.

     "Discounted Liquidation Preference" means the liquidation preference of a share of Series C Preferred Stock, discounted from the Mandatory Redemption Date to the date of determination at the rate of 7.18% compounded annually.

     "Disqualified Stock" means any Capital Stock of the Corporation or any Subsidiary which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Mandatory Redemption Date.

     "Family Group" shall mean, with respect to any transferor of Capital Stock, such transferor's spouse and descendants (whether natural or adopted), and any trust or family partnership whose primary beneficiary shall be such transferor and/or such transferor's spouse and/or any individual related by blood or adoption to such transferor, such transferor's spouse or another member of such transferor's Family Group.

     "Harris Stockholders" shall mean at any time any employee of D. George Harris & Associates, Inc. or an Affiliate thereof, and any member of such person's Family Group.

     "HCNA" means Harris Chemical North America, Inc., a Delaware corporation and its successors.

     "HCG" means Harris Chemical Group, Inc., a Delaware corporation and its successors.

     "Management Services Agreement" means the Management Services Agreement, dated as of the date of the Closing, among the Corporation, certain Subsidiaries thereof and D. George Harris & Associates, Inc., as in effect on the date of the Closing and with such amendments and modifications thereto as are provided by Section 3 and Section 5(d) thereof.

     "Mandatory Redemption Date" means the tenth anniversary of the Closing.

     "Net Proceeds" from any Asset Disposition by any Person means cash and readily marketable cash equivalents (including by way of sale or discounting of a note, instalment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Debt or other obligations relating to such properties or assets or received in any other noncash form), net of all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition.

     "Permitted Holders" means Harris Stockholders from time to time and other holders of Capital Stock of the Corporation at the Closing, other than holders of the Series C Preferred Stock, and their respective Affiliates.

     "Person" means any individual, corporation, partnership, trust, unincorporated organization or any governmental agency.

     "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise (i) is required to be redeemed prior to the Mandatory Redemption Date (ii) is redeemable at the option of the holder thereof at any time prior to the Mandatory Redemption Date or (iii) is convertible or exchangeable into any equity security described in clause
     (i) or (ii).

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of the Closing, among the Corporation and the stockholders of the Corporation party thereto, as in effect on the date of the Closing.

     "Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of October 23, 1995 and amended as of January 29, 1996, between U.S. Borax Inc. and the Corporation.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

          Section 6.  Amendment and Waiver.  No amendment, modification or
                      --------------------
     waiver shall be binding or effective with respect to any provision of this Certificate of Designation without the prior written consent of the holders of at least a majority of the Series C Preferred Stock outstanding at the time such action is taken.

          Section 7.  Notices.  Except as otherwise expressly provided herein,
                      -------
     all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

          RESOLVED, that the statements contained in the foregoing Resolution creating and designating the Series C Preferred Stock and fixing the number, powers, preferences, relative rights and qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the issuance date of such Series C Preferred Stock, be deemed to be included in and be a part of the

     Certificate of Incorporation of the Corporation pursuant to the provisions of Section 104 and 151 of the General Corporation Law of the State of Delaware."

     Fourth:  That the said Resolutions of the Board of Directors, and the
     ------
creation and authorization of issuance thereby of said Series C Preferred Stock and determination thereby of the provisions applicable to such series as described in the Resolutions contained in the Third article hereof, were duly made by the Board of Directors pursuant to authority as aforesaid in accordance with Section 151 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has made under its corporate seal and the hands of its Vice Chairman and Secretary, respectively, the foregoing certificate, and said Vice Chairman and Secretary have hereunto set their hands and caused the corporate seal of the Corporation to be hereunto affixed as of the 9th day of February, 1996.

                                   USS HOLDINGS, INC.

                                   By: /s/ Richard J. Nick
                                       -------------------------------------
                                            Richard J. Nick
                                            Vice President

(Corporate Seal)

Attest:

By: /s/ Donald G. Kilpatrick
    -------------------------
       Donald G. Kilpatrick
       Secretary

                                  Schedule 4

                               DGHA Stockholders

     D. George Harris
     Anthony J. Petrocelli
     Richard J Donahue
     Donald G. Kilpatrick
     David Willitts
     Richard J. Nick
     Emanuel J. Di Teresi
     Matthew J. Dowd

                                  Schedule 5

                             HCG/HSC Stockholders


     Michael R. Boyce
     William J. Sichko

                                  Schedule 6

                          Institutional Stockholders

     Chase Manhattan Capital Corporation

                                  Schedule 7

                     Form of Manager Repurchase Agreement

                                         MANAGER REPURCHASE AGREEMENT dated as
                                    of ________, 1996, among USS HOLDINGS, INC., a Delaware corporation (the "Corporation") and the stockholders of the Corporation listed on Schedule 1(each a "Manager Stockholder" and collectively the "Manager Stockholders").

          Each Manager Stockholder owns that number of Manager Restricted Shares (as defined in the Stockholders Agreement) set forth opposite such Manager Stockholder's name on Schedule 1.

          ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

          1.   Definitions; Rules of Construction.
               ----------------------------------

          (a) Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Stockholders Agreement.

          (b) The following capitalized terms have the meanings ascribed to them below:

          "Corporation" has the meaning ascribed to it in the Preamble.
           -----------

          "Fair Market Value" for any Marketable Securities shall mean the
           -----------------
average of the closing prices of sales of Marketable Securities on all national domestic exchanges on the date in question, or, if there shall have been no sales on any such exchange on any such day, the average of the bid and asked prices at the end of such day on such exchange or, if such Marketable Securities are not listed on any national domestic exchange, the average of the high and low bid prices on such day as quoted in the NASDAQ system, in each case averaged over a period of 20 consecutive business days prior to the date as of which "Fair Market Value" is being determined.

          "Fair Value" means, with respect to any Non-Cash Proceeds, the value
           ----------
of such Non-Cash Proceeds, as determined jointly by the majority of the Institutional Stockholders and the Majority of the DGHA Stockholders. If such parties are unable to reach agreement within 30 days, such Fair Value shall be determined by an independent nationally recognized investment bank experienced in valuing companies or assets jointly selected by the Majority of the Institutional Stockholders and the Majority of the DGHA stockholders. If the parties cannot agree on the selection of an investment bank, within 30 days, the investment bank will be selected by an independent arbitrator appointed in accordance with the rules of the American Arbitration Association. The determination of such investment bank shall be final and binding upon the parties, and the Corporation shall pay the fees and expenses of such investment bank.

          "Initial Public Offering" means the initial Public Offering of equity
           -----------------------
securities of the Corporation.

          "Marketable Securities" means securities which (i) are listed for
           ---------------------
trading on a national domestic securities exchange or quoted in the NASDAQ system, (ii) may be sold free from restrictions under the Securities Act or otherwise and (iii) are not subject to forfeiture or return by the holder
          ---
thereof, provided that no securities will be Marketable Securities unless securities of the same class with a Fair Market Value of at least $10 million are held by Persons other than Affiliates of the issuer of such securities.

          "Non-Cash Proceeds" means any property, notes, stock or other
           -----------------
securities other than cash and Marketable Securities.

          "Original Issuance Date" means February 9, 1996.
           ----------------------

          "Stockholders Agreement" means the Stockholders Agreement as of
           ----------------------
February 9, 1996 between the Corporation and the parties named therein as amended or modified from time to time.

          (c) The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended or supplemented, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement.

          (d) The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms or provisions of this Agreement.

          (e) The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

          (f) Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

          2.   Corporation Obligation to Purchase Manager Restricted Shares;
               -------------------------------------------------------------
Dividends on Manager Restricted Shares.
--------------------------------------

          (a) If, upon the consummation of an IRR Event, the IRR realized on a Unit is less than 30%, then the Corporation shall purchase from the Manager Stockholders hereunder, and from the DGHA Stockholders under the DGHA Repurchase Agreement, that number of Manager Restricted Shares and DGHA Restricted Shares (purchased from the holders thereof pro rata based upon the number of such
                                    --------
shares held) as shall be required to cause the IRR on a Unit purchased on the Original Issuance Date and held through the date of such IRR Event to equal 30%.

          (b) If, upon the consummation of an IRR Event, the IRR realized on a Unit is less than 35% but greater than 30%, then the Corporation shall purchase from the Manager Stockholders hereunder, and from the DGHA Stockholders under the DGHA Repurchase Agreement, that number of Manager Restricted Shares and DGHA Restricted Shares (purchased from the holders thereof pro rata based upon the
                                                      --------
number of such shares held), up to a maximum of 50% of the aggregate number of Manager Restricted shares and DGHA Restricted Shares outstanding on the date of the consummation of an IRR Event, as shall be required to cause the IRR on a Unit purchased on the Original Issuance Date and held through the date of such IRR Event to equal 35%.

          (c) The IRR on the Unit shall be calculated assuming such Unit was purchased by a single holder on the Original Issuance Date at a price of $27.78 and held by such Person until the time of an IRR Event and the "IRR" on such Unit shall mean the pre-tax, compounded annual internal rate of return realized thereon, calculated on a pro forma basis, using the following assumptions: (i)
                         ---------
any Non-Cash Proceeds received with respect to such Unit in connection with an IRR Event will be deemed for purposes of this definition to have a value equal to the Fair Value of such Non-Cash Proceeds, (ii) any cash proceeds or dividends received with respect to such Unit prior to the consummation of the IRR Event will be included in the calculation of the IRR as of the date of receipt, (iii) upon the consummation of an Initial Public Offering, the holder of such Unit will be deemed to have sold all Common Equivalents issued in respect of such Unit in such offering at a price per Common Equivalent equal to (A) 85% of the issue price in the Initial Public Offering if such Initial Public Offering was not initiated by the Institutional Investors pursuant to Section 2 of the Registration Rights Agreement and the Institutional Investors shall not have sold more than 50% of the Common Equivalents then held by them in such Initial Public Offering pursuant to Section 3 of the Registration Rights Agreement, or
(B) 100% of the issue price if such Initial Public Offering was initiated by the Institutional Investors pursuant to Section 2 of the Registration Rights Agreement or the Institutional Investors shall have sold more than 50% of the Common Equivalents then held by them in such Initial Public Offering pursuant to
Section 3 of the Registration Rights Agreement and (iv) the holder of such Unit will be deemed to have received Cash in an amount equal to the Fair Market Value of Marketable Securities received with respect to such Unit (which cash proceeds will be deemed to have been received on the date on which the securities constituting Marketable Securities are actually received by the holders of such Unit, or, if later, on the date such securities first meet all of the requirements of Marketable Securities contained in the definition thereof).

          (d) For the avoidance of doubt, the Corporation acknowledges that if, upon the consummation of an IRR Event, the IRR realized on a Unit is less than 30% after giving effect to the provisions of this Section 2, the obligations of the Manager Stockholders with respect thereto shall be limited solely to the sale of the Manager Restricted Shares described in subparagraph (a) above.

          (e) All the Manager Restricted Shares to be purchased pursuant to subparagraphs (a) or (b) above will be purchased by the Corporation for $.01 per share immediately prior to the occurrence of an IRR Event. The Manager Restricted Shares to be purchased by the Corporation shall be purchased from the Manager Stockholders pro rata based upon the number of Manager Restricted Shares owned.
             --------
Each Manager Stockholder shall cause the transfer of the shares representing the Manager Restricted Shares to the Corporation to be consummated automatically without any action by the Corporation and the Corporation will pay the purchase price therefor within 30 days after written demand therefor.

          (f) Any and all dividends declared and paid, if any, with respect to the Manager Restricted Shares shall be held by an escrow agent to be appointed pursuant to the terms of an escrow agreement in a form to be agreed in good faith by the parties hereto.

          3.   Repurchase of Manager Restricted Shares From Terminating
               --------------------------------------------------------
Stockholders.
------------

          (a) In the event of a Termination Event described in Section 14(d)(i)(1), (2), (3) or (4) of the Stockholders Agreement with respect to a Manager Stockholder prior to the date of the occurrence of an IRR Event, unless such Termination Event occurs on or after the third anniversary of the later of
(i) the date hereof and (ii) the date of such Manager Stockholder's initial employment with the Corporation or any Subsidiary thereof, the Corporation shall purchase from such Manager Stockholder hereunder all of the Manager Restricted Shares held by such Manager Stockholder.

          (b) In the event of a Termination Event described in Section 14(d)(i)(5) with respect to a Manager Stockholder prior to the date of the occurrence of an IRR Event, the Corporation shall purchase from such Manager Stockholder hereunder all of the Manager Restricted Shares held by such Manager Stockholder.

          (c) Any Manager Restricted Shares repurchased by the Corporation pursuant to Section 3(a) or (b) shall be repurchased at a price of $0.01 per share and may be reissued by the Corporation to other Manager Stockholders as directed by the Chairman of the Board in accordance with the Stockholders Agreement.

          4.   Duration of Agreement and Legend.
               --------------------------------

          (a) The rights and obligations of each of the parties hereto under this Agreement shall terminate after the occurrence of an IRR Event and, if applicable, the repurchase of Manager Restricted Shares as contemplated herein.

          (b) The form of stock certificate issued by the Corporation with respect to the Manager Restricted Shares shall be stamped or otherwise imprinted with a legend which shall state, inter alia, that the Manager Restricted Shares are subject to the restrictions contained in this Agreement.

          5.   Severability.
               ------------

          Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

          6.   Entire Agreement.
               ----------------

          This document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          7.   Successors and Assigns.
               ----------------------

          Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Corporation and its successors and assigns, and the Manager Stockholders and any subsequent holders of Manager Restricted Shares and the respective successors and permitted assigns of each of them (including a Permitted Transferee pursuant to the Stockholders Agreement and any executor, administrator, legatee or distributee of the estate of a deceased Manager Stockholder), so long as they hold Manager Restricted Shares. None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Corporation or any of its subsidiaries. This Agreement is not intended to create any third party beneficiaries.

          8.   Counterparts.
               ------------

          This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          9.   Remedies.
               --------

          It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

          10.  Notices.
               -------

          All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one business day after being sent by reputable overnight courier charges prepaid) (regardless of whether the recipient refuses to accept delivery), (c) five business days after being sent to the recipient by certified or registered mail, return receipt requested and postage prepaid (regardless of whether the recipient refuses to accept delivery) or (d) when sent to the recipient by facsimile (followed promptly by personal, courier or certified or registered mail delivery). The Corporation's address is:

               USS Holdings, Inc.
               c/o D. George Harris & Associates, Inc.
               399 Park Avenue
               32nd Floor
               New York, New York 10022
               Telephone: (212) 207-6400
               Telecopier: (212) 207-6470
               Attention: Donald G. Kilpatrick

     With a copy to:

               Winthrop, Stimson, Putnam & Roberts
               One Battery Park Plaza
               New York, New York 10004
               Telephone: (212) 858-1000
               Telecopier: (212) 858-1500
               Attention: Kenneth E. Adelsberg, Esq.

          The address for each Manager Stockholder is set forth on Schedule I hereto.

          11.  Governing Law.
               -------------


          All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          12.  Further Assurances.
               ------------------

          Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

          13.  Amendment.
               ---------

          The provisions of this Agreement may only be amended or waived with the prior written consent of the Corporation, a Majority of the Institutional Stockholders and a Majority of the Manager Stockholders; provided, however, that
                                                         --------  -------
Schedule I to this Agreement shall be deemed to be automatically amended from time to time to reflect issuances of Manager

Restricted Shares made in accordance with the terms of the Stockholders Agreement without requiring the consent of any party hereto, and the Corporation will, upon request, distribute to any Manager Stockholder a revised Schedule I to reflect any such changes.

          14.  Jurisdiction; Venue; Process.
               ----------------------------

          The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the State of New York. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

          15.  Mutual Waiver of Jury Trial.
               ---------------------------

          BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

                                   * * * * *

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

                              THE CORPORATION
                              ---------------

                              USS HOLDINGS, INC.

                              By:_____________________________________
                                 Name:
                                 Title:

                              [HOLDERS OF Manager Restricted Shares]

                                  Schedule 8

                             Manager Stockholders

                                                                      Schedule 9

                            SECURED PROMISSORY NOTE

$_______________                                           _______________, 199_

          FOR VALUE RECEIVED, _______________________ of _______________________
("Maker"), hereby promises to pay to USS HOLDINGS, INC., a Delaware corporation ("Payee"), or order, on the fifth anniversary of the date hereof, to the extent not sooner paid in accordance with the provisions hereof, the principal sum of ______________________ Dollars ($___________) in legal tender of the United
States of America, together with interest thereon as herein provided, at the office of Payee at 399 Park Avenue, 32nd Floor, New York, New York 10022, or any other place which may be specified in writing by the holder of this Note.

     1. The unpaid principal of this Note shall bear interest at the rate of seven percent (7%) per annum, and shall be calculated based upon a year of 365 days (or 366 in the case of any leap year) and the actual number of days elapsed. Accrued interest on the unpaid principal amount of this Note shall be payable, in arrears, on each Interest Payment Date (as defined below).

     2. The unpaid principal of this Note shall be payable on each Principal Payment Date (as defined below) in an amount equal to 50% of Maker's Bonus (as defined below) received on such Principal Payment Date.

     3. If Maker fails to make any payment of principal or interest when due (whether at maturity, upon acceleration or otherwise), unless otherwise required by law, interest shall accrue on all unpaid principal and such overdue amount at the rate of nine percent (9%) per annum from five days after the due date until payments are current.

     4. Maker shall have the right to prepay the unpaid principal of this Note in whole or in part, together with interest accrued on the amount prepaid, at any time without premium or penalty.

     5. Upon the occurrence of any Event of Default (as hereinafter defined) hereunder, Payee may, at its option, declare the entire unpaid principal balance of this Note, together with interest accrued thereon, to be immediately due and payable, without presentation, demand or notice of any kind, all of which Maker and all other parties who may at any time be liable on this Note in any capacity hereby expressly waive. The following are Events of Default:

          (A) default shall occur in the payment of the principal of, or interest on, this Note when due (whether at maturity, upon acceleration or otherwise), and such default shall continue unremedied for sixty (60) days; or

          (B) Maker shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator for any substantial part of his property,
     (ii) admit in writing his inability to pay his debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be the subject of any involuntary petition seeking relief under the Bankruptcy Code, which petition is not dismissed within thirty (30) days, or Maker does not within the first five (5) days of such period interpose valid and good faith defenses to the grant of relief under such petition, or with respect to which petition an order for relief is entered, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or seeking to take advantage of any bankruptcy, reorganization or insolvency statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or

          (C) A Termination Event specified in Section 14(d)(i)(5) of the Stockholders Agreement (as defined below) shall have occurred with respect to Maker; or

          (D) Other than a transfer to a Permitted Transferee (as defined in the Stockholders Agreement) made with the prior approval of Payee's Board of Directors, Maker shall have sold or otherwise transferred any of his shareholdings in Payee or its successors in interest which constitute Pledged Collateral (as hereinafter defined) hereunder.

The foregoing remedy of acceleration shall not be exclusive of any other right, power or remedy available to Payee by law.

     6. No delay or omission on the part of Payee in exercising any right, power or remedy hereunder shall operate as a waiver of such right or any other right under this Note, nor shall any single or partial exercise of any such right, power or remedy by Payee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right, power or remedy on any future occasion. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     7. As security for the due and punctual payment of Maker's obligations under this Note, Maker hereby delivers, pledges and hypothecates to Payee, and grants to Payee a security interest in, all shares of Series B Convertible Preferred Stock, $0.01 par value per share, of Payee owned by Maker, whether now or hereafter acquired, together with any dividends, distributions (whether in the form of cash, securities or other assets) or other proceeds in respect thereof

(including shares of Common Stock of Payee issued to Maker upon conversion thereof), all certificates representing such shares and all stock powers attached thereto executed in blank (collectively, the "Pledged Collateral"). Maker hereby agrees that physical possession of the Pledged Collateral shall at all times remain in the Payee until the unpaid principal and interest accrued thereon of this Note have been fully and finally paid to the Payee.

     8. (a) As long as an Event of Default has not occurred under this Note, Maker shall be entitled to exercise any and all voting and/or consensual rights relating to or pertaining to the Pledged Collateral.

          (b) If any Event of Default under this Note shall occur and be continuing, the rights of Maker to exercise voting and/or consensual rights with respect to the Pledged Collateral shall cease, and all such rights shall become vested in Payee.

     9. If an Event of Default under this Note shall occur and be continuing, then Payee shall be entitled to exercise the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York.

     10. Any notice under or in connection with this Note shall be in writing and addressed to Maker at _____________________________________ and to Payee at
USS Holdings, Inc., c/o D. George Harris Associates, Inc., 399 Park Avenue, 32nd Floor, New York, New York 10022 or at such other address specified by notice given in accordance herewith.

     11. Upon the payment of this Note, Payee shall reassign and redeliver to Maker or his designee, by appropriate instruments of reassignment and release reasonably satisfactory to such Maker, such of the Pledged Collateral as has not been sold or otherwise applied by Payee pursuant to this Note.

     12. Maker agrees to pay all costs and expenses of enforcement of this Note, including, but not limited to, attorneys fees and court costs.

     13. For purposes of this Note, the following terms shall have the following meanings:

          "Bonus" means the amount of (a) any bonus from the Payee or any of its subsidiaries paid pursuant to a bonus plan approved by the Payee's Board of Directors minus (b) any and all taxes estimated to be payable (assuming in each case the highest applicable marginal tax rate) with respect to any such bonus described in the foregoing clause (a).

          "Interest Payment Date" means the last business day of each March, June, September and December.

          "Principal Payment Date" means any day on which the Maker shall receive any Bonus from the Payee or any subsidiary thereof on or after (or with respect to the year ending) December 31, 1996.

          "Stockholders Agreement" means the Stockholders Agreement dated as of February 9, 1996 between Payee and the stockholders thereof, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

     14. This Note, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, estates and heirs, except that Maker shall not be permitted to assign this Note or any interest herein or in the Pledged Collateral (except, with respect to the Pledged Collateral, to a Permitted Transferee made with the prior approval of Payee's Board of Directors, in which case the terms, covenants and conditions hereof, including without limitation the pledge of the Pledged Collateral, shall be, and shall be deemed to be, binding upon the Permitted Transferee in respect of such transfer), or otherwise pledge or encumber the Pledged Collateral, or any part thereof.

     15. Neither this Note nor any provisions hereof may be amended, modified, waived, discharged or terminated orally nor may any of the Pledged Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing duly signed by or on behalf of Payee.

     16. This Note shall be construed and enforced in accordance with the laws of the State of New York without regard to principles of choice or conflict of laws.

          IN WITNESS WHEREOF, this Note has been executed and delivered by Maker on the date first set forth above.


                                   _________________________________
                                              [Maker]

                                  Schedule 10

DGHA Stockholders Receiving Options                      Option Units

D. George Harris                                            16,000
Anthony J. Petrocelli                                       11,000
Richard J. Donahue                                           5,500
Donald G. Kilpatrick                                         5,500
David Willitts                                               5,500
Richard J.  Nick                                             3,000
Emanuel J. Di Teresi                                         2,500
Matthew J. Dowd                                              l,000
                                                           -------
Total                                                       50,000

                                  Schedule 11

                      Form of HCG/HSC Purchase Agreement

                                                        STOCK PURCHASE AGREEMENT
                                             dated as of ____________, 1996,
                                             among CHASE MANHATTAN CAPITAL
                                             CORPORATION, a New York corporation
                                             ("CMCC"), and the Purchaser listed
                                             on the first column of Schedule I
                                             attached hereto (the "Purchaser").

          The parties are entering into this Agreement to provide for the sale of that certain number of shares of Series A Preferred Stock and shares of Series B Preferred Stock of the Corporation (as hereinafter defined) set forth in the second column of Schedule I attached hereto (the "Sale Shares"), of USS Holdings, Inc., a Delaware corporation (the "Corporation") to the Purchaser pursuant to Section 6(b) of the Stockholders Agreement dated as of February 9, 1996 among the Corporation and the Stockholders as defined therein.

          ACCORDINGLY, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

          SECTION 1.  Sale of Shares.
                      --------------

          Simultaneously with the execution and delivery of this Agreement CMCC shall sell to the Purchaser, and the Purchaser shall purchase from CMCC, the Sale Shares.

          SECTION 2.  Closing.
                      -------

          Simultaneously with the execution and delivery of this Agreement, CMCC shall deliver to the Corporation stock certificates representing the Sale Shares, and cause the Corporation to issue and deliver to the Purchaser stock certificates registered in the name of the Purchaser, representing the Sale Shares being sold to the Purchaser, against receipt (i) by CMCC of a check payable to CMCC by the Purchaser of an amount equal to the amount set forth in the third column of Schedule I attached hereto, and (ii) by the Corporation, with a copy to CMCC, of a counterpart signature page to the Stockholders Agreement and the undertaking annexed hereto executed, in each case, by the Purchaser.

          SECTION 3.  Representations and Warranties of CMCC.
                      --------------------------------------

          CMCC hereby represents and warrants to the Purchaser that it has good and marketable title to the Sale Shares, free and clear of all claims, security interests, judgments, liens, pledges and encumbrances.

          SECTION 4.  Miscellaneous.
                      -------------

          This Agreement (a) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto; (b) may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement; and (c) shall be governed by and construed in accordance with the laws of the State of New York to contracts made and to be performed therein.

          IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first above written.

                                   CHASE MANHATTAN CAPITAL CORPORATION

                                   By:______________________________________
                                      Name:
                                      Title:


                                   [Purchaser]


                                   By:______________________________________
                                      Name:

                                  Schedule I
                                  ----------

         Purchaser                    Sale Shares           Purchase Amount $
         ---------                    -----------           -----------------

                            FORM OF UNDERTAKING TO
                      USS HOLDINGS, INC. AND STOCKHOLDERS

                                                                            DATE

Dear Sirs:

          I refer to the Stockholders Agreement (the "Agreement") dated as of February 9, 1996 among USS Holdings, Inc. ("Holdings") and the other parties named herein, (collectively, the "Stockholders") each of whom shall be deemed to be addressees of this undertaking.

          I hereby undertake and agree with Holdings and each of the Stockholders to comply in all respects with all the terms and conditions of the Agreement.

                                                  Sincerely yours

                                                  By:_________________________
                                                  Title:______________________